EXHIBIT 10(o)

















                           BERGEN BRUNSWIG CORPORATION

                          RETIRED OFFICER MEDICAL PLAN

                AS AMENDED AND RESTATED EFFECTIVE AUGUST 23, 1997










                              As of August 23, 1997



                                 EXH 10(o) - Page 1

ARTICLE I DEFINITIONS.......................................................1

ARTICLE II ELIGIBILITY AND PARTICIPATION...................................14
2.01     Conditions of Eligibility to Participate..........................14
2.02     Effective Date of Coverage........................................14
2.03     Dependent Coverage................................................14
2.04     Effective Date of Dependent Coverage..............................15
2.05     Determination of Coverage Eligibility.............................15
2.06     Cessation of Covered Retiree Participation........................15
2.07     Cessation of Dependent Coverage...................................15

ARTICLE III MEDICAL BENEFITS...............................................16
3.01     Benefit Provisions................................................16
3.02     Coinsurance Percentage ...........................................16
3.03     Eligible Expenses for Covered Persons.............................16
3.04     Care for Mouth, Teeth and Gums....................................21
3.05     Podiatry Care.....................................................21
3.06     Spinal Manipulation/Chiropractic Services.........................21
3.07     Preventative Care.................................................22
3.08     Transplant Coverage Limits........................................23
3.09     Exclusions and Limitations for Organ Transplants..................24
3.10     Coverage of Nursery Care .........................................25
3.11     Coverage of Pregnancy.............................................25
3.12     Christian Science Practitioners and Nurses........................26
3.13     Medical Benefit Exclusions .......................................26
3.14     Mental Health, Substance Abuse Treatment Benefits ................29
3.15     Chemical Dependency/Substance Abuse...............................30
3.16     Subrogation.......................................................31

ARTICLE IV PRESCRIPTION BENEFITS...........................................32
4.01     Prescription Drug Benefits........................................32
4.02     Exclusions........................................................32

ARTICLE V DENTAL CARE BENEFITS.............................................34
5.01     Plan Limits for Dental Care.......................................34
5.02     Eligible Expenses for Dental Care.................................34
5.03     Dental Benefit Exclusions.........................................37

ARTICLE VI VISION CARE BENEFITS ...........................................39
6.01     Plan Limits.......................................................39
6.02     Provider Reimbursement  ..........................................39
6.03     Vision Care Limits and Exclusions.................................39

ARTICLE VII CONTINUATION OF COVERAGE.......................................41
7.01     General...........................................................41
7.02     Continuation of Coverage..........................................41



                                 EXH 10(o) - Page 2

ARTICLE VIII COORDINATION OF BENEFITS......................................44
8.01     Definitions.......................................................44
8.02     Medicare..........................................................46
8.03     Mandatory Other Plan Coverage.....................................46
8.04     Intent............................................................46
8.05     Dispute...........................................................47


ARTICLE IX CLAIMS PROCEDURE AND PAYMENT OF BENEFITS........................48
9.01     Application for Benefits..........................................48
9.02     Claims Procedure..................................................48
9.03     Payment of Benefits...............................................49
9.04     Delay in Payment..................................................50
9.05     Attorneys Fees....................................................50
9.06     Right of Recovery.................................................50
9.07     Assignment........................................................50
9.08     Facility of Payment...............................................51
9.09     Responsibility for Payment........................................51

ARTICLE X ADMINISTRATION...................................................52
10.01    Appointment of the Claims Administrator...........................52
10.02    Power of the Claims Administrator.................................52
10.03    Powers of Plan Administrator......................................52
10.04    Effect of Fiduciary Action........................................53
10.05    Proof of Coverage.................................................53

ARTICLE XI DURATION AND AMENDMENT OF THIS PLAN.............................54
11.01    Permanence of this Plan...........................................54
11.02    Right to Amend....................................................54

ARTICLE XII GENERAL PROVISIONS.............................................55
12.01    Gender and Number.................................................55
12.02    Action by the Plan Administrator..................................55
12.03    Named Fiduciaries and Allocation of Responsibility................55
12.04    Duty to Provide Data..............................................55
12.05    Indemnification...................................................56
12.06    Funding...........................................................56
12.07    Headings..........................................................56
12.08    Governing Instrument..............................................56
12.09    Uniformity........................................................57
12.10    Severability......................................................57
12.11    Plan Does Not Provide Services....................................57
12.12    Governing Law.....................................................57
12.13    Limitations on Rights of Participants.............................57



                                 EXH 10(o) - Page 3

APPENDIX A ELIGIBLE RETIREES...............................................59

APPENDIX B.................................................................61
         A.       ASO Managed Referral Program.............................61
         B.       Specialty Review.........................................62
         C.       Diagnostic Testing.......................................63
         D.       Outpatient Surgical Review...............................63
         E.       Hospital Stay, Skilled Nursing Facilities, Private Duty
                  Nursing, and Hospice Care Review.........................63
         F.       Alternate Medical Care...................................65
         G.       Maternity Access Program.................................65
         H.       Patient Assist Line......................................66
         I.       Centers of Excellence....................................66
         J.       Medical Case Management For Covered Person Not
                  Eligible For Medicare. . . . ............................66





















                                 EXH 10(o) - Page 4

                                  INTRODUCTION
                                  ------------

                           ESTABLISHMENT OF THIS PLAN
                           --------------------------

Bergen Brunswig Corporation, a New Jersey corporation (the "Employer"), previously established the Bergen Brunswig Corporation Officer Medical Plan (the "Plan") for the purpose of providing specified medical benefits to a select group of officers of the Employer and their respective dependents after the employment of such officers with the Employer terminates following their satisfaction of certain eligibility requirements. This Plan has been amended and restated, as set forth herein, effective as of August 23, 1997 (the "Effective Date"). The rights and benefits under this Plan of all Eligible Retirees and Covered Persons (as hereinafter defined) as of the Effective Date shall be determined solely in accordance with the terms hereof and the terms as set forth herein supersede and control all other previous interpretation, arrangements, agreements, course of conduct, understandings or actions, including but not limited to, those of this Plan's Administrators.










                                 EXH 10(o) - Page 5

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------


The following definitions shall apply for purposes of this Plan:

1.01 Accident or Accidental is a happening arising from identifiable, extrinsic sources that is not expected, foreseen, or intended resulting in injury, loss or damage.

1.02 Acute Medical Distress shall mean an Illness requiring immediate medical attention as directed by the Physician, an Illness which would result in subsequent death, or an emergency occurring at a time other than during normal office daytime hours of a Physician.

1.03    Administrative Service Manager - see Claims Administrator.

1.04 Alcoholism is the condition caused by regular excessive drinking of alcohol that results in harm to either physical health or personal or social functioning.

1.05 Ambulatory Surgical Center is a licensed facility that is used mainly for performing outpatient surgery, has a staff of Physicians, has continuous Physician and nursing care by Registered Nurses when patients are there, and does not provide for overnight stays.

1.06 ASO means the administrative services organization selected by the Employer to perform certain services for this Plan including but not limited to Hospital stay pre-certifications and authorizations, second surgical opinion authorization, Hospital bill audits, and review as to whether any treatment is Medically Necessary.

1.07    Benefit  is the  payment  or  reimbursement  of a  health  care  expense
        Incurred  by  a  Covered  Person.   A  Benefit  includes  a  payment  or
        reimbursement by this Plan or any other source including federal or state governments or the plan of another employer.

1.08 Benefit Period means each Calendar Year. Such Benefit Period shall terminate on the earliest of the following dates:

        (a)     The last date of the one year period so established; or

        (b) The day the Maximum Lifetime Benefit applicable to the Covered Person becomes payable; or

        (c) The day the Covered Person ceases to be covered for Medical Expense Benefits.


                                 EXH 10(o) - Page 6

1.09 Birthing Center is an area of a Hospital which is designated as a birthing center, which is set aside to provide a home-like atmosphere in which to deliver a child and provides immediate related aftercare.

1.10 Calendar Year means the period of 12 months beginning on January 1 and ending the following December 31.

1.11 Chemical Dependency is physical dependence on Prescription Drugs and other controlled substances. This does not include dependence on alcohol, tobacco and caffeine-containing drinks.

1.12    Child or Children - see Dependent.

1.13 Claims Administrator is the person or firm employed by the Employer to provide clerical and administrative services to the Employer in connection with the operation of this Plan and any other functions, including the processing of claims. In the event that no Claims Administrator is hired by the Employer at any particular point in time, Claims Administrator means the Employer.

1.14 COBRA means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time.

1.15 Coinsurance is the amount of Covered Expenses for which the Covered Person is responsible under the terms of this Plan. The Coinsurance percentage is specified in the specific provision in this Plan requiring Coinsurance.

1.16 Confinement means registered as a bed patient in a facility upon the recommendation of a Physician.

1.17 Congenital Anomaly means a condition deviating significantly from the norm which exists at or from birth and is diagnosed and conclusively verified by acceptable tests within twelve (12) months after birth.

1.18 Consultation means services rendered by a Physician whose opinion or advice is requested by another Physician or agency in the evaluation and/or treatment of an Illness or Injury.

1.19 Continuation Coverage means coverage under this Plan which, as of the time coverage is being provided, is identical to the coverage provided under this Plan immediately prior to the Qualifying Event with respect to similarly situated Covered Persons for whom a Qualifying Event has not occurred.

1.20 Contribution means the amount, if any, required to be paid by or on behalf of individuals for participation in, and coverage under, this Plan.

1.21 Copayment means the portion of any eligible expenses that a Covered Person must pay before this Plan pays for any eligible expenses as provided under this Plan.


                                 EXH 10(o) - Page 7

1.22 Cosmetic Procedure is a procedure performed solely for the improvement of a Covered Person's appearance rather than for the improvement or restoration of bodily function.

1.23    Covered Dependent means any person who qualifies for coverage hereunder,
        and  with  respect  to  whom  (if   applicable)   an   application   for
        participation has been timely filed, in accordance with Section 2.04.

1.24 Covered Expense means the Usual and Customary Charge associated with a procedure actually performed in accordance with Articles III, IV, V, and VI.

1.25 Covered Person means a person who is covered under this Plan as a Covered Retiree or Dependent.

1.26 Covered Retiree means (a) any person who is listed in Part I.A. of Appendix A, (b) each person listed in Part I.B. of Appendix A whose employment with the Employer terminates for any reason, (c) each person listed in Part I.C. of Appendix A whose employment with the Employer terminates for any reason on or after he reaches his Retirement Date (regardless of his age on such Retirement Date), and (d) each other person (if any) listed in Part II from time to time who qualifies as an Eligible Retiree under Section 2.01 and whose employment with the Employer terminates for any reason on or after he reaches his Retirement Date (regardless of his age on such Retirement Date).

1.27 Custodial or Custodial Care is that type of care or service, wherever furnished and by whatever name called, which is designed primarily to assist a Covered Person, whether or not Totally Disabled, in the activities of daily living. Such activities include, but are not limited to, bathing, dressing, feeding, preparation of special diets, assistance in walking or in getting in and out of bed, and supervision over medication which can normally be self-administered.

1.28 Deductible is a specified amount of otherwise covered charges which must be Incurred by a Covered Person before Benefits will be paid under this Plan.

1.29 Dentist is a person who is properly trained and licensed to practice dentistry.

1.30    Dependent is any one of the following persons:

        (a) A Covered Retiree's Spouse and never married Children from birth to 19 years of age. However, a Dependent Child shall continue to be covered after age 19, provided the Child is (i) a student at any accredited school, or is primarily dependent upon the Covered Retiree for support and maintenance, (ii) has never been married, and (iii) is under age 25. Coverage ends on the Child's birthday on which he attains the limiting age.


                                 EXH 10(o) - Page 8

        The term "Spouse" shall mean the legally recognized marital partner of a Covered Retiree. Should a Spouse and Covered Retiree no longer be legally recognized marital partners, such Spouse shall no longer be eligible for any Benefits under this Plan (except as and to the extent provided in Article VII). The Plan Administrator may require documentation proving a marital relationship.

        The term "Child" or "Children" shall include natural children, adopted children, or children placed with a Covered Retiree in anticipation of adoption. Step-children who reside in the Covered Retiree's household and of whom the Covered Retiree's Spouse has legal and physical custody are also included.

        The phrase "primarily dependent upon" shall mean dependent upon the Covered Retiree for support and maintenance within the meaning of the Internal Revenue Code and the Covered Retiree claims such person as a dependent for federal income tax purposes. The Plan Administrator may require documentation proving dependency.

        (b) A Covered Dependent Child who is incapable of self-sustaining employment by reason of mental retardation or physical handicap, is primarily dependent upon the Covered Retiree for support and maintenance, has never been married, and is covered under this Plan when reaching the limiting age. Notice of such incapacity must be provided to the Plan Administrator within thirty (30) days after the limiting age. The Plan Administrator may require, at reasonable intervals during the two years following the Dependent's reaching the limiting age, subsequent proof of the Child's disability and dependency.

        After such two-year period, the Plan Administrator may require such proof not more than once each 12-month period. The Plan Administrator reserves the right to have such Dependent examined by a Physician of the Plan Administrator's choice, at this Plan's expense, to determine the existence of such incapacity.

        (c) A Covered Retiree's Child who is an alternate recipient under a qualified medical child support order, within the meaning of section 609 of ERISA.

        The following persons are excluded as Dependents: other individuals living in the Covered Retiree's home but who are not eligible as defined; the legally separated or divorced former Spouse of the Covered Retiree; and any person who is on active duty in any military service of any country.

        If both husband and wife are Covered Retirees, their Children shall be covered as Dependents of the husband or wife, but not of both.



                                 EXH 10(o) - Page 9

        No person shall be covered or eligible for coverage under this Plan simultaneously as a Covered Retiree and a Dependent.

1.31 Durable Medical Equipment is equipment which is (a) able to withstand repeated use, (b) primarily and customarily used to treat an illness or injury, and (c) not generally useful for a person in the absence of illness or injury.

1.32    Effective Date is August 23, 1997.

1.33 Election Period is the sixty (60) day period during which a Qualified Beneficiary who would lose coverage as a result of a Qualifying Event may elect Continuation Coverage. This sixty (60) day period begins on the date of termination of coverage as a result of a Qualifying Event and ends sixty (60) days after the later of such date of termination of coverage or the receipt of notice of the right to elect Continuation Coverage under this Plan.

1.34 Elective Procedure is a medical procedure which, if not provided within seventy two (72) hours, does not cause a life-threatening situation for the Covered Person.

1.35 Eligible Expense is an expense for which this Plan provides Benefits. Eligible Expenses shall not include any expenses Incurred outside of the United States of America except to the extent that such expenses are Incurred for emergency services.

1.36    Eligible  Retiree  means a person  who  satisfies  the  requirements  of
        Section 2.01 of this Plan.

1.37 Emergency Admission means an admission to a Hospital or other eligible facility for a condition which is either life-threatening or, unless promptly treated, which could cause serious damage to bodily functions. All other admissions shall be considered routine.

1.38 Emergency Care means initial treatment given in a Hospital's emergency room directly following the sudden and unexpected acute medical condition that, without medical care within 24 hours of onset, could result in death or cause serious impairment to bodily functions, including without limitation treatment for an Accident causing injuries which are severe enough to require immediate Hospital level of care. Hospital care shall be deemed to be required only if safe and adequate care could not have been provided elsewhere.

1.39 Employee means a person who is employed and classified by the Employer as an employee.

1.40 Employer means Bergen Brunswig Corporation, a New Jersey corporation, and its successors.


                                 EXH 10(o) - Page 10

1.41 Endodontic Services are procedures usually employed by a Dentist for the treatment of teeth with diseased pulps (i.e., root canals).

1.42 ERISA is the Employee Retirement Income Security Act of 1974, as amended.

1.43 Experimental or Investigational shall mean any treatment unless it is generally accepted by the medical community in the United States and, as compared to accepted alternative treatments for that condition, can reasonably be expected to: (1) result in similar or improved survival, health or function, or (2) alleviate symptoms of or stabilize the condition. Generally accepted by the medical community in the United States means that the clinical efficacy of the treatment has been documented in credible published medical literature which demonstrates that the results of the treatment have been measured for a five year period or other period generally regarded as valid.

1.44 Facility refers to facilities such as a general Hospital, surgi-center, mental/nervous/ substance abuse facility, Hospice facility, nursing home, half-way house, and other facilities of confinement when used in the treatment of any illness, injury, mental or nervous condition, Chemical Dependency or alcoholism.

1.45 Family Unit is the Covered Retiree and his family members who are Covered Dependents under this Plan.

1.46 Freestanding Birthing Center is a freestanding facility which is not connected with a Hospital which provides "at home" atmosphere for the delivery of babies.

1.47    Intentionally Omitted.

1.48 Gingivectomy is the excision of loose gum tissue to eliminate infection when not performed in connection with extraction or repair of teeth, gingivoplasty, osseous surgery, and osteotomy surgery (collectively called periodontal surgery).

1.49 Health Care Provider means any of the institutions or persons listed below engaged in providing medical care or diagnostic treatment to sick or injured persons.

              (a)     Hospital

              (b)     Extended Care Facility

              (c)     Home Health Care Agency

              (d)     Licensed Ambulance Service

              (e)     Birthing Center

              (f)     Ambulatory Surgical Center


                                 EXH 10(o) - Page 11

              (g)     Clinical Laboratory

              (h)     Physician

              (i)     Practitioner

              (j)     Hospice Agency

1.50 Health Maintenance Organization (HMO) means an organized system of health care providing a comprehensive package of health services through a group of Health Care Providers, to a voluntarily enrolled membership, within a particular geographic area, on a fixed, prepaid basis.

1.51 Home Health Care Agency is an agency that meets all of the following tests:

              (a)     Its main function is to provide Home Health Care services.

              (b)     It is federally certified as a Home Health Care Agency.

              (c)     It is licensed by the state, if licensing is required.

1.52    Home Health Care Plan shall meet all of the following tests:

              (a) It shall be a formal written plan made by the patient's attending Physician which is reviewed every 30 days.

              (b) It shall certify that the home health care is in place of Hospital Confinement.

              (c) It shall specify the type and extent of home health care required for the treatment of the patient.

              (d)     It shall be approved by the ASO.

1.53    Home Health Care Services and Supplies include:

              (a) part-time care or Intermittent Care by or under the supervision of a Registered Nurse;

              (b)     part-time  or  intermittent   home  health  aide  services
                      provided through a Home Health Care Agency (excluding general housekeeping services);

              (c)     physical, occupational and speech therapy;

              (d)     medical supplies; and

              (e) clinical laboratory services by or on behalf of the Hospital.


                                 EXH 10(o) - Page 12

1.54 Hospice Agency is an agency where its main function is to provide Hospice Care Services and Supplies and it is licensed by the state, if licensing is required.

1.55 Hospice Care Plan is a plan of terminal patient care that is established and conducted by a Hospice Agency and supervised by a Physician. The Hospice Care Plan shall be subject to approval by the ASO.

1.56 Hospice Care Services and Supplies are those provided through a Hospice Agency and under a Hospice Care Plan, and include inpatient care in a Hospice Unit or other licensed facility, home care, and family counseling during the bereavement period.

1.57 Hospice Unit is a facility or separate Hospital Unit that provides treatment under a Hospice Care Plan and admits at least two unrelated persons who are expected to die within six months.

1.58 Hospital is an institution which is engaged primarily in providing medical care and treatment of sick and injured persons on an inpatient basis at the patient's expense and which fully meets all of the following tests:

              (a) It is accredited as a Hospital by the Joint Commission on Accreditation of Hospitals or the Joint Commission on Accreditation of Osteopathic Hospitals.

              (b)     It is approved by Medicare as a Hospital.

              (3) It maintains on the premises diagnostic and therapeutic facilities for surgical and medical diagnosis and treatment of sick and injured persons by or under the supervision of a staff of Physicians.

              (c) It continuously provides on the premises 24-hour-a-day nursing service by or under the supervision of Registered Nurses.

              (d) It is operated continuously with organized facilities for operative surgery on the premises.

              The definition of "Hospital" also shall include each of the following:

              A facility operating legally as a psychiatric Hospital and licensed as such by the state in which the facility operates.

              A facility operating primarily for the treatment of Alcoholism and Chemical Dependency if it:

              (f)     maintains permanent and full-time  facilities for bed care
                      and  full-time   Confinement   of  at  least  15  resident
                      patients;


                                 EXH 10(o) - Page 13

              (g)     has a Physician in regular attendance;

              (h) continuously provides 24-hour a day nursing service by a Registered Nurse;

              (i)     has a full-time Psychiatrist or Psychologist on the staff;
                      and

              (j)     is   primarily   engaged  in  providing   diagnostic   and
                      therapeutic services and facilities for treatment of Alcoholism and Chemical Dependency.

              A Christian Science Sanatorium, if operated or listed and certified by the First Church of Christ, Scientist, is also considered a Hospital, but only for a Covered Person admitted for healing (not rest or study) while under the care of a practitioner listed in the Christian Science Journal as an authorized practitioner.

1.59 Hospital Confinement means any period of Confinement in a Hospital or which a Room and Board charge is Incurred and/or surgery is performed.

1.60 Illness is a bodily disorder, disease, physical sickness, pregnancy, mental infirmity, or functional nervous disorder for a Covered Person. A recurrent illness shall be considered one illness. Concurrent illnesses shall be considered totally unrelated. All such disorders existing simultaneously which are due to the same or related causes shall be considered one illness.

1.61 Incurred means the date on which a service or supply was rendered or furnished. In the absence of due proof to the contrary, when a single charge is made for a series of services, each service shall be considered to bear a pro rata share of the charge.

1.62    Injury is an Accidental bodily injury.

1.63 In-Patient is a person who is a resident patient using and being charged for Room and Board by a Hospital, but shall not include any such person for any day on which he is on leave or otherwise is absent from the facility where he is a resident patient, irrespective of whether a Room and Board charge is made.

1.64 Intensive Care Unit is defined as a separate, clearly designated service area which is maintained within a Hospital solely for the care and treatment of patients who are critically ill. This also includes what is referred to as a "coronary care unit" or an "acute care unit". It has:

              (a) facilities for special nursing care not available in regular rooms and wards of the Hospital;

              (b)     special  life  saving   equipment   which  is  immediately
                      available at all times;

              (c) at least two beds for the accommodation of the critically ill; and


                                 EXH 10(o) - Page 14

              (d) at least one Registered Nurse in continuous and constant attendance 24 hours a day.

1.65 Intermittent Care means to meet the requirements for "intermittent" skilled nursing care, an individual shall have a medically predictable recurring need for skilled nursing services. In most instances, this definition shall be met if a patient requires a skilled nursing service at least once every sixty (60) days.

1.66 Internal Revenue Code means the Internal Revenue Code of 1986, as amended.

1.67 Licensed Practical Nurse is an individual who has received specialized nursing training, performs practical nursing services, and is licensed by the state or regulatory agency responsible for such licensing in the state in which that individual performs such services.

1.68 Lifetime when used in reference to Benefit maximums and limitations means "while covered under this Plan" during the lifetime of the Covered Person.

1.69 Medical Care Facility means a Hospital, a facility that treats one or more specific ailments, or any type of Skilled Nursing Facility.

1.70 Medically Confined means that due to Illness, a person is an inpatient in a medical facility, and includes confinement in a Hospital, nursing home, Alcoholism or Chemical Dependency treatment facility, mental health treatment center, hospice or any other facility engaged in the treatment of illness.

1.71    Medically Necessary care and treatment:

              (a)     is recommended or approved by a Physician;

              (b) is consistent with the patient's condition or accepted standards of good medical practice;

              (c) is medically proven to be effective treatment of the condition;

              (d)     is not conducted for research purposes.

              The Employer follows the recommendations of the ASO's "Medically Necessary" determinations.

1.72 Medicare means the Part A and Part B plans described in Title XVIII of the Social Security Act, as amended from time to time or any similar successor statue designed to provide health care benefits to a wide population of the United States of America.


                                 EXH 10(o) - Page 15

1.73 Mental Disorder is neurosis, psychoneurosis, psychopathy, psychosis, or mental or emotional disease or disorder of any kind, even if organic origin is believed contributory.

1.74    Mental   Health   Program   Administrator   means  such  mental   health
        administrative services organization as the Employer may select.

1.75 Myofascial Pain Dysfunction shall mean a disorder involving muscles surrounding and adjacent to the temporomandibular joint area which is characterized by:

              (a)     pre-auricular, temporal, occipital and/or jaw pain;

              (b)     spasm and/or tenderness of the masticatory muscles; and

              (c)     limited jaw movement.

1.76 Named Fiduciary is the Plan Administrator, which has the authority to control and manage the operation and administration of this Plan.

1.77    Network  is  an  organization   that  has  contracted  with  the  Claims
        Administrator to provide certain health care services to Covered Persons at specific rates.

1.78 Network Provider is a Provider who has contracted with a participating provider organization associated with this Plan to render specific services to a Plan participant for a predetermined fee. That fee is automatically paid to such organization upon receipt of a claim by the Claims Administrator.

1.79 Newborn is an infant from the date of his birth until the initial Hospital discharge or until the infant is 14 days old, whichever occurs first.

1.80 No-Fault Auto Insurance is the basic reparations provision of a law providing for payments without determining fault in connection with automobile Accidents.

1.81 Nurse Midwife is a Registered Nurse who has been certified by the American College of Nurse-Midwives as a nurse midwife, other than one who ordinarily resides in the patient's home or who is a member of the patient's family.

1.82 Nursery Care is routine nursery care during the period of the mother's Hospital Confinement.

1.83 Optometrist is a graduate of a school of optometry, is not a medical doctor, is licensed by the governmental authority having jurisdiction over such licensure, is acting within the scope of such license, and is a designated O.D.

1.84 Orthodontic means the division of dentistry dealing with the prevention or correction of teeth irregularities and malocclusion of jaws by wire appliances, braces, and other mechanical aids.


                                 EXH 10(o) - Page 16

1.85 Outpatient Care is treatment performed in a Hospital on a basis other than as a registered bed patient. Outpatient Care includes:

              (a) services, supplies and medicines provided and used at a Hospital under the direction of a Physician to a person not admitted as a registered bed patient; and

              (b) services rendered in a Physician's office, a laboratory or X-ray facility, an Ambulatory Surgical Center, or the patient's home.

1.86 Period of Hospital Confinement is a period of confinement as a bed patient in a Hospital.

1.87 Pharmacy means a licensed establishment where covered Prescription Drugs are filled and dispensed by a pharmacist licensed under the laws of the state where he practices.

1.88 Physical Therapist is an individual licensed to practice physical therapy, or where there is no license involved, an individual certified as a physical therapist by an appropriate professional body to practice physical therapy.

1.89 Physical Therapy is the treatment by physical means, including hydrotherapy, heat, or similar modalities, physical agents, biochemical, and neurophysiological principles and devices, to relieve pain, restore maximum function, and prevent disability following disease, injury, or loss of body part.

1.90 Physician means a duly licensed practitioner of the healing arts acting within the scope of his practice, such as a Doctor of Medicine (M.D.), Doctor of Osteopathy (D.O.), Doctor of Dental Surgery (D.D.S.), Doctor of Podiatry (D.P.M.), Doctor of Chiropractic (D.C.), Psychologist (Ph.D., Psy.D., Ed.D.), Licensed Professional Physical Therapist, Physiotherapist, Psychiatrist (M.D.), Audiologist, Speech Language Pathologist, and Nurse Midwife.

1.91    Plan means this Bergen  Brunswig  Corporation  Retired  Officer  Medical
        Plan.

1.92 Plan Administrator is the Vice President of Human Resources of the Employer, or such other officer of the Employer as may be designated from time to time by the Board of Directors of the Employer. The Plan Administrator may employ persons or firms to process claims and perform other Plan-related services.

1.93 Podiatrist is an individual licensed to practice podiatry by the governmental authority having jurisdiction over such licensure, who is acting within the scope of such license and who is designated as a D.P.M.

1.94 Practitioner means a person, other than a doctor, who (a) upon referral by a Doctor of Medicine or Doctor of Osteopathy, provides services which are covered by this Plan; and (b) is practicing within the scope of his or her license.


                                 EXH 10(o) - Page 17

1.95 Pre-Admission Testing means when surgery has been authorized (inpatient or outpatient), the patient may have the doctor set up the necessary tests to be done on an outpatient basis prior to the surgery.

1.96 Predecessor Plan means the Retired Officer Medical Plan maintained by the Employer prior to August 23, 1997, the date upon which it was amended and restated by this Plan.

1.97 Pregnancy is childbirth and conditions associated with pregnancy, including complications.

1.98    Prescription Drug means any of the following:

              (a) A drug or medicine which, under federal law, is required to bear the legend: "Caution: Federal law prohibits dispensing without prescription."

              (b) Compounded medicines of which at least one ingredient is included under item (a) above.

              (c)     Injectable insulin.

1.99 Private Duty Nursing means Registered Nurses or Licensed Practical Nurses engaged in private duty nursing, other than one who ordinarily resides in the patient's home or who is a member of the patient's immediate family.

1.100 Provider is a legally qualified Physician, Dentist, nurse, chiropractor, Physical Therapist, Podiatrist, Psychologist, or speech therapist who is practicing within the scope of their license, or a Home Health Care Agency or facility legally licensed to perform a covered medical service.

1.101 Psychiatrist is a person who is legally qualified and licensed to practice psychiatry at the time and place services are rendered.

1.102 Psychologist is a person who is legally qualified and licensed to practice psychology at the time and place services are rendered.

1.103   Qualified Beneficiary (see Article VII).

1.104 Qualifying Event means, with respect to any Covered Person, any of the following events which, but for the Continuation Coverage required under
        Section  7.02,  would  result in the loss of  coverage  for a  Qualified
        Beneficiary:

              (a)     The death of the Covered Retiree.

              (b) The divorce or legal separation of the Covered Retiree from such Covered Retiree's Spouse.



                                 EXH 10(o) - Page 18

              (c)     A Child of the Covered Retiree ceasing to be a Dependent.

              (d) The Employer's proceeding under Title 11 of the United States Code. A substantial elimination of coverage within one year of the commencement of the proceedings described herein shall constitute a loss of coverage.

1.105 Registered Nurse is an individual who has received specialized nursing training and is authorized to the designation of "RN" and who is duly licensed by the state or regulatory agency responsible for such licensing in the state in which the individual performs such nursing services.

1.106 Retirement Date means the date on which an Eligible Retiree's employment with the Employer terminates for any reason after such Eligible Retiree has completed ten (10) Years of Service, regardless of the Eligible Retiree's age on such date.

1.107 Room and Board is all charges by whatever name called which are made by a Hospital, Hospice Unit, or Skilled Nursing Facility as a condition of occupancy. Such charges do not include the professional services of Physicians or intensive nursing care by whatever name called.

1.108 Routine Physical Examination is a physical examination of the heart, lungs, abdomen, and other vital body areas, and such diagnostic services as may be required in conjunction with such examination, when such services are not required as the result of symptoms of Illness or Injury.

1.109 Semi-Private is a class of accommodations in a Hospital, Hospice Unit, or Skilled Nursing Facility in which at least two patients beds are available per room.

1.110 Skilled Nursing Facility is a facility that fully meets all of the following tests:

              (a) It is licensed to provide for persons convalescing from Injury or Illness, professional nursing services on an inpatient basis. The service shall be rendered by a Registered Nurse or by a Licensed Practical Nurse under the direction of a Registered Nurse. Physical restoration services to assist patients to reach a degree of body functioning to permit self-care in essential daily living activities shall be provided.

              (b)     Its  services  are  provided  for  compensation  from  its
                      patients  and  under  the  full-time   supervision   of  a
                      Physician or a Registered Nurse.

              (c) It provides twenty-four (24) hour per day nursing services by licensed nurses, under the direction of a full-time Registered Nurse.

              (d)     It maintains a complete medical record on each patient.



                                 EXH 10(o) - Page 19

              (e)     It has an effective utilization review plan.

              (f) It is not, other than incidentally, a place for: rest the aged, drug addicts, alcoholics, mental retardates, Custodial care, educational care, or care of Mental Disorders.

              (g)     It is approved and licensed by Medicare.

              This term also applies to charges Incurred in a Facility referring to itself as a Skilled Nursing Facility, or any other similar nomenclature.

1.111   Spouse - see Dependent.

1.112 Subrogation is the right of this Plan to succeed to a Covered Person's right of recovery against a third party for Benefits paid by this Plan to, or on behalf of, a Covered Person for services Incurred for which the third party is, or may be, legally liable.

1.113 Terminal Illness is an Illness not responsive to treatment currently available, and which is expected to result in death of a Covered Person within six (6) months or less.

1.114 Total Disability or Totally Disabled means (a) in the case of an Covered Retiree, the complete inability to perform, because of Injury or Illness, any and every duty of his occupation or employment, and (b) in the case of a Dependent, the complete inability to perform the normal activities of a person of like age and sex in good health.

1.115 Treatment Plan means a program approved by this Plan which describes the expected duration, frequency, and type of service to be performed, and which is reviewed and approved by a Physician no less frequently than every three (3) months.

1.116 Usual and Customary Charge is a charge Incurred by a Covered Person for Medically Necessary health care services or supplies and shall be equal to the lesser of (a) the actual charges for such services or supplies, or (b) the general level of charges made by others with similar training and expertise for rendering like services and for furnishing like supplies in the same locality in which the services or supplies are administered.

1.117 Well-Child Care is medical treatment, services or supplies rendered to a Child or Newborn solely for the purpose of health maintenance and not for the treatment of an Illness or Injury.

1.118 Year of Service means a period consisting of 365 consecutive days of service with the Employer or any predecessor thereof as an Employee, beginning with

                                 EXH 10(o) - Page 20
        the first day of the person's employment thereby and ending on the date that his employment thereby terminates for any reason. Years of Service shall include any period during which the Employee is not actively at work due to vacation, leave of absence, layoff, any other absence at the end of which his reemployment rights are protected, or temporary disability.













                                 EXH 10(o) - Page 21

                                   ARTICLE II
                                   ----------
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------


2.01     Conditions of Eligibility to Participate
         ----------------------------------------

         Each person listed in Parts I.A., I.B., and I.C. of Appendix A attached hereto as of the Effective Date shall be an Eligible Retiree and shall participate in this Plan on the Effective Date. Each other Employee who is an officer of the Employer shall become an Eligible Retiree on the later of (a) the Effective Date, or (b) the date as of which such Employee (i) is designated in writing as an Eligible Retiree by the Chief Executive Officer of the Employer, and (ii) is listed in Part II of Appendix A.

2.02     Effective Date of Coverage
         --------------------------

         (a) Coverage of each person listed in Part I.A. of Appendix A begins on the Effective Date. Coverage of each person listed in Part I.B. of Appendix A begins on the date that such person's employment with the Employer terminates for any reason. Coverage of each person listed in Part I.C. of Appendix A, and of each other person (if any) listed in Part II of Appendix A from time to time who qualifies as an Eligible Retiree under Section 2.01, begins on the date such person's employment with the Employer terminates for any reason on or after he reaches his Retirement Date (regardless of his age on such Retirement Date). Each such covered person shall become a Covered Retiree as of the date his coverage hereunder begins in accordance with the foregoing provisions of this Section 2.02.

         (b) This Plan shall not exclude any portion or all of any Eligible Expense on the basis that it is Incurred with respect to an Illness or Injury that exists on the date coverage hereunder becomes effective (it being the intent that any Eligible Expense Incurred after coverage hereunder becomes effective for any "preexisting" Illness or Injury shall be covered hereunder on the same basis as if such Illness or Injury did not exist on the date coverage hereunder becomes effective), except as expressly provided otherwise in this Plan.

2.03     Dependent Coverage
         ------------------

         An individual who is or becomes a Dependent of a Covered Retiree shall participate in this Plan to the extent and so long as the Covered Retiree is eligible to participate hereunder. As a condition of eligibility to participate, an application for participation with respect to an eligible Dependent shall be filed by either the eligible Dependent or Eligible Retiree within thirty (30) days after the later of (a) the date the Eligible Retiree ceases to be an Employee, or (b) the date the individual becomes a Dependent; provided, however, that no such application shall be required if such eligible Dependent is covered under the Employer's medical program for active


                                 EXH 10(o) - Page 22
         employeesas a dependent of the Eligible Retiree immediately prior to the Retirement Date of such eligible Retiree. If such application is filed within such 30-day period, Dependent coverage shall be effective as of the first day of such period. Such application may be filed at any time after such 30-day period, in which event coverage of any Dependent shall be effective as of the day on which such application is filed with respect to such Dependent.

2.04     Effective Date of Dependent Coverage
         ------------------------------------

         (a) Except as provided in subsection (b) below, Dependent coverage begins on the date the Dependent becomes eligible under
                  Section 2.03 or the date the Eligible Retiree enrolls, whichever is later.

         (b) If a Dependent is Medically Confined on the date the coverage would otherwise start, coverage shall not start until a final release from Medical Confinement is made by the treating Physician. This provision also applies when there is any increase in Benefits which become effective under this Plan.

2.05     Determination of Coverage Eligibility
         -------------------------------------

         Except for those persons listed in Part I of Appendix A (such persons are expressly eligible to participate in this Plan), the Employer shall determine the eligibility of each Eligible Retiree and Dependent for coverage under this Plan based upon any information to which it has access and such other information furnished by the Eligible Retiree or Covered Retiree (as applicable).

2.06     Cessation of Covered Retiree Participation
         ------------------------------------------

         A Covered Retiree shall cease to participate in this Plan on the date of the Covered Retiree's death.

2.07     Cessation of Dependent Coverage

         (a) Except as provided in this Section 2.07, Dependents of a Covered Retiree cease to participate in this Plan on the earlier of:

                  (i) The date such person ceases to qualify as a Dependent under the terms of this Plan (other than as a deceased Spouse); or

                  (ii) The date such person enters active military or similar service of any country.

         (b) Notwithstanding subsection (a) above, if the Covered Retiree should die, the coverage for the Covered Retiree's Spouse and Children who were covered under this Plan as Dependents on the date of death shall continue, with no


                                 EXH 10(o) - Page 23
                  required contributions on their part (other than as expressly provided in Section 3.03), until the later of (i) or (ii), where (i) is the third anniversary of the date of the Covered Retiree's death, and (ii) is the earlier of (A) the date the surviving Spouse, if any, remarries or dies, or (B) the date coverage would have ceased for any other reason had the Covered Retiree's death not occurred. Such continued coverage shall be provided only if such Dependents decline continuation coverage under Article VII.









                                 EXH 10(o) - Page 24

                                   ARTICLE III
                                   -----------
                                MEDICAL BENEFITS
                                ----------------


3.01     Benefit Provisions
         ------------------

         Benefits under this Plan shall be payable when Covered Expenses specifically described in Article III are Incurred for services rendered to a Covered Person after 12:01 A.M. of the first day of his participation under this Plan and before 12:01 A.M. of the last day of his participation under this Plan. An expense is considered to be Incurred at the time the service or supply for which it is Incurred is actually provided.

3.02     Copayments
         ----------

         (a) Except as provided in subsections (b), (c), (d), and (e) below or in Sections 3.09, 3.13 or 3.16, this Plan shall pay one hundred percent (100%) of the Covered Expenses Incurred during a Calendar Year without requiring any deductibles or copayments by the Covered Person.

         (b) In the event a Covered Expense is Incurred for a Mental or Nervous Disorder or for Alcoholism or Chemical Dependency treatment, when not administered by the Mental Health Program Administrator, this Plan shall pay eighty percent (80%) of such Covered Expenses.

         (c) The amount otherwise payable under subsection (a) above, shall be reduced to eighty percent (80%) thereof if, with respect to certain nonemergency procedures, the Covered Person does not comply with the procedures of the ASO Managed Referral Program set forth in Appendix B.

         (d) The percentage otherwise payable under subsection (a) above shall be reduced to eighty percent (80%) of eligible Hospital Room and Board Charges if the Hospital review procedures described in Appendix B are not complied with by a Covered Person.

         (e) Subsections (b), (c), and (d) above will not apply with respect to expenses Incurred while a Covered Person is receiving benefits under Medicare.

3.03     Eligible Expenses for Covered Persons
         -------------------------------------

         The term "Eligible Expenses" means the expenses actually Incurred by or on behalf of a Covered Person for the charges listed below, but only if the expenses are Incurred after such Covered Person becomes covered under this Plan, the expenses are the Usual and Customary Charges, and the services or supplies provided are recommended by a Physician and are Medically Necessary for the care and appropriate treatment of the Illness or Injury. Except as set forth in Sections 3.09 and 3.13, anything not specifically excluded is included as an Eligible Expense.



                                 EXH 10(o) - Page 25

         Eligible Expenses shall include, but are not limited to, the following:

         (a)      Hospital Care
                  -------------

         The following medical services and supplies furnished by a Hospital, Ambulatory Surgical Center, or a Birthing Center (such services shall be subject to precertification, as and to the extent set forth in Appendix B):

         (i)      Hospital Confinement

                  (A)      Room and Board, limited to Semi-Private room rate;

                  (B)      Intensive care Room and Board, limited to Hospital
                           ICU Rate;

                  (C)      Preadmission Testing;

                  (D)      Physician In-Patient Services;

                  (E)      In-Patient surgery and anesthesia;

                  (F)      In-Patient Prescription Drugs;

                  (G)      In-Patient lab and x-ray services;

                  (H)      In-Patient ancillary Hospital services;

                  (I)      In-Patient maternity care;

                  (J)      In-Patient blood and hemodialysis; and

                  (K) In-Patient therapy services such as, radiation therapy, chemotherapy, dialysis treatments, physical therapy, respiratory and pulmonary therapy, occupational therapy, and speech therapy.

         (ii)     Outpatient Services

                  (A)      Outpatient surgery;

                  (B)      Outpatient Physician office visits and injections;

                  (C)      Outpatient laboratory services;

                  (D)      Outpatient x-ray services;

                  (E) Outpatient therapy services, such as radiation therapy, chemotherapy, dialysis treatments, physical therapy, respiratory and pulmonary therapy, occupational therapy, and speech therapy; and


                                 EXH 10(o) - Page 26

                  (F)      Outpatient  medical  supplies,   such  as  dressings,
                           splints, casts, bandages, etc. ordered and dispensed in a doctor's office.


         (b)      Skilled Nursing Facility Care
                  -----------------------------

         Daily Room and Board and nursing care furnished by a Skilled Nursing Facility shall be payable at one hundred percent (100%) of the Usual and Customary Charge only if and when:

                  (i) the patient is confined as a bed patient in the Facility;

                  (ii) the Confinement starts within fourteen (14) days after a Hospital Confinement of at least three (3) days; and

                  (iii)    the   attending    Physician   certifies   that   the
                           Confinement   is  needed  for  further  care  of  the
                           condition that caused the Hospital Confinement.

         The amount of Benefits for such services shall be subject to reduction in accordance with Appendix B if such services are not approved by the ASO in accordance therewith.

         Covered Expenses for a Covered Person's daily room charge in a Skilled Nursing Facility is limited to the daily charge of a Semi-Private room.

         (c)      Physician Care
                  --------------

         The professional services of a Physician for surgical or medical services.

         (d)      Assistant Surgeon
                  -----------------

         The professional services of any assisting Physician other than a house staff member, intern, or resident for professional services rendered in the performance of a surgical or radiotherapy procedure. This Plan shall pay an amount equal to one hundred percent (100%) of the Usual and Customary Charge for the surgery, subject to reduction in accordance with Appendix B if precertification by the ASO in accordance therewith is not obtained.

         (e)      Multiple Surgical Procedures
                  ----------------------------

         When more than one surgical procedure is performed through the same body opening during one operation, a Covered Person is covered for each procedure.

         (f)      Private Duty Nursing Care
                  -------------------------

         One hundred percent (100%) of the Usual and Customary Charges of Private Duty Nursing care approved by ASO shall be Eligible Expenses. Such amount shall be


                                 EXH 10(o) - Page 27
         subject to reduction in accordance with Appendix B if such services are not approved by the ASO in accordance therewith.

         Private Duty Nursing care by a licensed nurse (Registered Nurse, Licensed Practical Nurse, or Licensed Visiting Nurse) shall be limited to the following extent:

                 (i) Inpatient Nursing Care. Charges are covered only when care is Medically Necessary or not Custodial in nature and the Hospital's Intensive Care Unit is filled or the Hospital has no Intensive Care Unit.

                 (ii) Outpatient Nursing Care. Charges are covered only when care is Medically Necessary and not Custodial in nature.

         (g)      Home Health Care Services and Supplies
                  --------------------------------------

         One hundred percent (100%) of the Usual and Customary Charges for any service provided by a state-licensed Home Health Care Agency shall be considered Eligible Expenses for Home Health Care Services and Supplies, provided: (i) such agency services are prescribed by a Physician in writing in lieu of Hospital services as part of a Home Health Care Plan and such services begin within seven (7) days following a Hospital Confinement; and (ii) Benefits would have been payable as Medically Necessary if the services had been performed in the Hospital. Such amount shall be subject to reduction in accordance with Appendix B if such services are not approved by the ASO in accordance therewith;

         A home health care visit will be considered a periodic visit by either a nurse or therapist, as the case may be, or four (4) hours of home health aide services.

         (h)      Hospice Care Services and Supplies
                  ----------------------------------

         One hundred percent (100%) of the Usual and Customary Charges for Hospice Care Services and Supplies shall be covered, but only when the attending Physician has diagnosed the Covered Person's condition as being a Terminal Illness and placed the Covered Person under a Hospice Care Plan. Such amount shall be subject to reduction in accordance with Appendix B if such services are not approved by the ASO in accordance therewith.

         Treatment shall be rendered and billed by the Hospice Unit and may be provided either in the Hospice Unit or in the home. The program shall be accredited by the National Hospice Organization and approved by the Claims Administrator.

         (i)      Other Medical Services and Supplies:
                  ------------------------------------

         The following services and supplies not otherwise included in the items above shall be Eligible Expenses:



                                 EXH 10(o) - Page 28

                 (i) Anesthetic; oxygen; blood and blood derivatives that are not donated or replaced; intravenous injections and solutions and the administration of these items is included;

                 (ii)    Diagnostic x-rays;

                 (iii)   Laboratory studies;

                 (iv)    Radiation   or   chemotherapy    and   treatment   with
                         radioactive substances, including the materials and services of technicians;

                 (v) Rental of Durable Medical Equipment or surgical equipment if deemed Medically Necessary, provided that any expense over Five Thousand Dollars ($5,000.00) shall be subject to precertification of the ASO as to whether it is Medically Necessary. These items may be bought rather than rented, but only if agreed to by the Plan Administrator;

                 (vi) Locally Medically Necessary professional land or air ambulance service. A charge for this item shall be a Covered Expense only if the service is to the nearest Hospital or Skilled Nursing Facility where necessary treatment can be provided, but in any event, no more than fifty (50) miles from the place of pickup, unless the Claims Administrator finds a longer trip Medically Necessary.

                 (vii) Surgical dressings, splints, casts, and other devices used in the reduction of fractures and dislocations;

                 (viii) Leg, arm, back, and neck braces or trusses which are required as a result of a disabling Congenital Anomaly or an Injury or Illness that occurred while covered under this Plan;

                 (ix) Artificial legs, arms, or eyes required to replace a lost natural body part provided that the loss occurred while covered under this Plan;

                 (x) Physical Therapy by a Physical Therapist. The therapy shall be in accordance with a Physician's exact orders as to type, frequency, and duration and to improve a body function;

                 (xi) Speech therapy by a licensed speech therapist. Therapy shall be ordered by a Physician and follow either: (i) surgery for correction of a Congenital Anomaly of the oral cavity, throat or nasal complex (other than a frenectomy) of a person born while covered under this Plan; (ii) an Injury; or (iii) an Illness that is other than a learning disorder or a Mental Disorder;

                 (xii) Occupational therapy by a licensed occupational therapist. Therapy shall be ordered by a Physician, result from an Injury or Illness that occurred while covered under this Plan and improve a body function;


                                 EXH 10(o) - Page 29

                 (xiii)  Sterilization procedures;

                 (xiv) Initial contact lenses or glasses required following cataract surgery;

                 (xv) Hypodermic needles and syringes, and diabetic testing agents.

                 (xvi)   Norplant;

                 (xvii) Diaphragms. A copy of the prescription along with the Pharmacy receipt shall be submitted for review;

                 (xviii) Abortion;

                 (xix) Charges for smoking cessation program for cigarettes, cigars, pipes, and chewing tobacco for the Covered Person and Spouse only; provided, however, that upon completion of the program the patient sends a certificate of completion of the program to the Claims Administrator and remains "smoke free" for a period of six (6) months.

                 (xx) Charges for hearing aids that are prescribed by a Physician; and

                 (xxi) Expenses Incurred as a result of a nonrelated adoption of a Child. Eligible Expenses include, but are not limited to, legal fees and medical expenses of the birth mother.

         (j) This Plan is intended to allow any service eligible under Medicare or any successor program to be eligible for Benefits under this Plan, subject to the Medicare maximum allowable expense this Plan limits for Usual and Customary Charges, preauthorization considerations, and maximums. However, Benefits under this Plan are not intended to be limited to only those services eligible under Medicare, but rather are provided as set forth in this Plan. Any questions concerning services eligible for benefits under Medicare and not specifically excluded or included under this Plan shall be resolved by the Plan Administrator consistent with such intent.

3.04     Care for Mouth, Teeth, and Gums
         -------------------------------

         Charges for the care of the mouth, teeth, gums, and alveolar processes shall be Eligible Expenses under this Article III only if that care is for the following oral surgical procedures:

         (a) Excision of tumors and cysts of the jaws, cheeks, lips, tongue, roof and floor of the mouth.

         (b) Emergency repair due to Injury to sound natural teeth. This repair shall be made within twelve (12) months from the date of an Accident which Accident shall have occurred while the person was covered under this Plan.


                                 EXH 10(o) - Page 30

         (c) Surgery needed to correct Accidental injuries to the jaws, cheeks, lips, tongue, floor, and roof of the mouth when the Injuries occurred while covered under this Plan.

         (d)      Excision of benign bony growths of the jaw and hard palate.

         (e)      External incision and drainage of cellulitis.

         (f)      Incision of sensory sinuses, salivary glands or ducts.

         No charge shall be covered under this Article III for dental and oral surgical procedures involving Orthodontic care of the teeth, periodontal disease, and preparing the mouth for the fitting of or continued use of dentures. See Article V.

3.05     Podiatry Care
         -------------

         One hundred percent (100%) of the Usual and Customary Charges for any nonsurgical, surgical, or Hospital services for podiatry care performed by a Podiatrist. Such amount shall be subject to reduction in accordance with Appendix B if such surgical or Hospital services are not approved by the ASO in accordance therewith.

3.06     Spinal Manipulation/Chiropractic Services
         -----------------------------------------

         Services for chiropractic procedures/spinal manipulation performed for therapeutic purposes by a person acting within the scope of his authority under local law shall be considered for Benefits on the same basis as if such procedures had been performed by a Physician.

3.07     Preventative Care
         -----------------

         Covered Expenses shall be payable for preventive care for Routine Physical Examinations, routine mammograms, and routine pap smears as follows:

         (a) Charges for Routine Adult Physical Examinations: Routine Physical Examinations for adults include care by a Physician that is not for an Injury or Illness. It includes charges for related x-rays and laboratory tests. Maximum Benefits under this Section 3.08 are limited to payment for one Routine Physical Examination each Calendar Year.

                  (i) Routine Physical Examinations including Physician's charges, chest x-rays, standard EKG, full blood analysis, and sigmoidoscopy for those age forty (40) or over;

                  (ii)     Routine mammograms

                           (A) one time initial (baseline) mammogram for women between the ages of thirty two (32) and thirty nine (39);


                                 EXH 10(o) - Page 31

                           (B) a mammogram every two (2) years for women between the ages of forth (40) and forty nine
                                  (49); and

                           (C) an annual mammogram for women age fifty (50) and over.

                  (iii)    Routine pap smears

                           (A) This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges for one (1) routine pap smear including the office visit per Calendar Year.

                           (B) Visits for routine PAP smears are not subject to precertification procedures described in Appendix B.

         (b)      Charges for Well-Child Care:

         One hundred percent (100%) of the Usual and Customary Charges for Well-Child Care shall be Eligible Expenses for the following services:

                  (i) Routine Physical Examination, developmental assessment, history, sensory screening and appropriate immunization and laboratory tests from the moment of birth up to the sixth (6th) birthday.

                  (ii) Services must be supervised by a Physician, and are limited to the following intervals:

                           (A)    Birth, 1 week, and 2 weeks;

                           (B)    2, 4, 6, 9, 12, 15, and 18 months; and

                           (C)    Once each year from age 2 to age 6.

                  (iii)    Expenses include:

                           (A)    Routine   immunizations,    injections,    and
                                  inoculations to age 6;

                           (B)    A complete DPT (diphtheria pertussis) series;

                           (C) A TB (tuberculosis) test as deemed necessary by the Physician;

                           (D)    HIB vaccination;

                           (E)    One hemoglobin blood test at each visit;

                           (F)    One urinalysis test at each visit; and

                           (G)    A complete polio series.



                                 EXH 10(o) - Page 32

3.08     Transplant Coverage Limits
         --------------------------

         This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges for Medically Necessary organ and tissue transplants, but not in excess of 100% of the Usual and Customary Charges for such transplants by a transplant facility certified by the ASO. The ASO should be contacted via a toll-free number for a list of such certified facilities.

         Charges otherwise covered under this Plan that are Incurred for the care and treatment due to an organ or tissue transplant are subject to the following limits:

         (a) The transplant shall be performed to replace an organ or tissue of the covered Person. However, coverage is provided only for the following Medically Necessary organ and tissue transplants and only if the transplant program which requires these services has been approved by the Plan Administrator and ASO prior to the transplant procedure being performed.

                  (i)      Bone Marrow Transplants

                  (ii)     Heart Transplants

                  (iii)    Kidney Transplants

                  (iv)     Liver Transplants

                  (v)      Heart/Lung Transplants

         (b) Benefits for the covered transplant service shall be paid only if the Covered Person has been covered under this Plan for Medical Benefits for the immediately preceding twelve (12) consecutive months.

         (c) For transplant services to be covered they shall be provided during the transplant Benefit Period which is a period of time which starts five (5) days prior to the day the Covered Person receives the transplant and ends twelve (12) months after the date the transplant procedure is performed. A new transplant Benefit Period starts only when the next transplant occurs six
                  (6) months after the previous transplant was performed.

         (d) Transplant center services are covered provided the Facility is approved by the Plan Administrator and

                  (i) has consistent, fair and practical criteria for selecting patients for transplants;

                  (ii) has a written agreement with an organization that is legally authorized to obtain donor organs; and



                                 EXH 10(o) - Page 33

                  (iii)    complies   with  all   federal  and  state  laws  and
                           regulations that apply to transplants covered under this Plan.

         (e) Charges for legally obtaining human donor organs from within the United States or Canada shall be Eligible Expenses under this Plan when the recipient is a Covered Person and the organ is used for approved covered transplant services. When the donor has medical coverage, his plan shall be the primary payor. The Benefits under this Plan shall be reduced by those payable under the donor's plan. Donor charges include those for:

                  (i)      evaluating the organ or tissue;

                  (ii)     removing the organ or tissue from the donor; and

                  (iii) transportation of the organ or tissue from within the United States or Canada to the place where the transplant is to take place within the United States.

         (f)      This Plan shall pay  for donor's fees.

         (g) Coverage of reasonable travel and temporary lodging costs to a designated Facility is limited to the following:

                  (i)      Pre-approved transportation for the recipient and one
                           (1) person accompanying the recipient to and from the Facility if the patient lives at least one hundred
                           (100) miles from the designated Facility. If the recipient has not reached his or her eighteenth
                           (18th) birthday at the time of the transplant procedure, pre-approved transportation for two (2) individuals accompanying the recipient are covered.

                  (ii) Up to Two Hundred Fifty Dollars ($250.00) per day for pre-approved lodging and meals for the person accompanying the recipient. If the recipient has not reached his or her eighteenth (18th) birthday at the time of the transplant procedure, pre-approved lodging and meals for two (2) individuals accompanying the recipient are covered up to a total Benefit of Four Hundred Dollars ($400.00) per day.


3.9      Exclusions and Limitations for Organ Transplants
         ------------------------------------------------

         In addition to the limitations and exclusions contained in this Section
         3.09 and in Section 3.13, this Plan does not provide Benefits relating to an organ transplant for services, supplies or charges:

         (a)      which are not Medically Necessary;

         (b) which are not furnished through a transplant program approved by this Plan;


                                 EXH 10(o) - Page 34

         (c) which are not furnished by or under the regulations of a transplant center approved by this Plan;

         (d)      which are not provided during a transplant Benefit Period;

         (e) which are not furnished by or under the supervision of a transplant center other than the transplant center where the transplant was performed;

         (f)      for other than legally obtained organs;

         (g) which are unrelated to an organ transplant covered by this Plan or unrelated to the diagnosis or treatment of Illness resulting directly from the transplant;

         (h)      for blood donor fees;

         (i)      for medications which do not require a prescription;

         (j)      for travel time and travel related expenses of a Provider;

         (k) for any transplant when the condition arose out of or in the course of employment;

         (l) rendered for the treatment of a Mental Disorder, Chemical Dependency, or Alcoholism, whether or not such Illness is connected to an organ transplant condition;

         (m)      which are not expressly listed as an Eligible Expense; or

         (n) which are not approved, prior to the service being rendered, by the Plan Administrator and the ASO if and only to the extent expressly provided by this Plan.

         Any service not specifically excluded herein shall be an Eligible Expense.

3.10     Coverage of Nursery Care
         ------------------------

         Routine Nursery Care is Room and Board, and other normal care, for which a Hospital considers an expense and charges the patient. Covered Expenses for Nursery Care include the Usual and Customary Charge made by the Hospital for routine Nursery Care provided while the mother is Hospital Confinement after birth, subject to the following:

         (a) This coverage is only provided if a parent is a Covered Person who was covered under this Plan at the termination of the Pregnancy and the Child is an eligible Dependent and is neither injured nor ill.



                                 EXH 10(o) - Page 35

         (b)      The Benefit is limited to the Usual and Customary Charges made
                  by  a  Physician   for  the  Newborn   while  under   Hospital
                  Confinement as a result of the Child's birth.

3.11     Coverage of Pregnancy
         ---------------------

         The Usual and Customary Charges for the care and treatment of Pregnancy are covered the same as any other Illness.

3.12     Christian Science Practitioners and Nurses
         ------------------------------------------

         Expenses for visits for healing purposes by a Christian Science practitioner listed as such in the Christian Science Journal (current at the time of the visits) shall be considered for Benefits, subject to the provisions that would apply if the expenses were charged by a Physician. Expenses for professional nursing services of a Christian Science nurse shall be included on the same basis, subject to the provisions that apply to expenses for other nursing services.

3.13     Medical Benefit Exclusions
         --------------------------

         The following shall not be considered  Eligible  Expenses under Article
III:

         (a) Care and treatment that is not Medically Necessary or is Experimental in nature or not an acceptable medical practice.

         (b) Charges Incurred prior to the Effective Date or after coverage is terminated.

         (c) Care and treatment for which there would not have been a charge if no coverage had been in force or the Covered Person has no legal obligation to pay.

         (d)      Charges  for  personal   comfort  items  such  as  television,
                  telephones, admission kits, lotion, powder, toothpaste, etc.

         (e) Charges for Physicians fees for any treatment which is not rendered by or in the physical presence of the Physician, or not ordered by a Physician or not Medically Necessary.

         (f) The part of an expense for care and treatment of an Injury or Illness that is in excess of the Usual and Customary Charge.

         (g) Care and treatment of an Injury or Illness that, in either case, is occupational, that is, arises from any work for wage or profit. However, an occupational Injury or Illness shall be considered if the person is not eligible to apply for coverage under Workers' Compensation or a like law.



                                 EXH 10(o) - Page 36

         (h) Care, treatment, or supplies furnished by a program or agency funded by any government, or any Injury or Illness while in active military duty. This subsection does not apply to Medicaid or where otherwise prohibited by law.

         (i)      For injuries  sustained while committing a crime or an assault
                  or  felony,  or  while   participating  in  a  riot  or  civil
                  insurrection.

         (j)      Any loss that is due to a declared or undeclared act of war.

         (k) Any loss due to an intentionally self-inflicted Injury, while sane or insane.

         (l) Professional services performed by a person who ordinarily resides in the Covered Person's home or is related to the Covered Person whether the relationship is by blood or exists in law.

         (m)      Care  and  treatment  provided  for  cosmetic  reasons.   This
                  exclusion will not apply if the care and treatment are Medically Necessary, and:

                  (i) is for repair of damage from an Accident that occurred while the person was covered under this Plan;

                  (ii) is due solely to surgical removal of all or part of the breast tissue because of an Injury or Illness to the breast; or

                  (iii) is for correction of a Congenital Anomaly in a Child born while one of the parents was covered under this Plan.

         (n) Routine Physical Examinations, lab tests, and routine chest x-rays beyond any such coverage allowed by this Plan.

         (o)      Services  or  supplies   provided   mainly  as  a  rest  cure,
                  maintenance, or Custodial Care or for the primary purpose of changing or controlling one's environment.

         (p) Care and treatment billed by a Hospital for non-Emergency Admissions on a Friday or a Saturday. This subsection does not apply if surgery is performed within twenty-four (24) hours of admission.

         (q) Charges for telephone consultations unless in lieu of patient transport.

         (r) Missed appointments or for the completion of claim forms or claim inquiries.

         (s) Drugs, vitamins, nutrients, and food supplements that are not Prescription Drugs, even if prescribed or administered by a Physician.

         (t) Any charges Incurred by a patient while on leave of absence from a Hospital or while confined but during which time no treatment was rendered.


                                 EXH 10(o) - Page 37

         (u) Professional services billed by a Physician or nurse who is an employee of a Hospital or Skilled Nursing Facility and paid by the Hospital or Facility for the service, including residents and interns.

         (v) Charges for drugs dispensed in a doctor's office or "take home" drugs upon Hospital discharge.

         (w)      Professional  nursing  services  if  rendered  by other than a
                  Registered Nurse or a Licensed Practical Nurse, unless specifically listed as a Covered Expense elsewhere in this Plan and any precertification requirements are fulfilled.

         (x)      Services of any unlicensed Provider.

         (y) Services that are of the nature of educational or vocational testing or training.

         (z) Exercise programs or equipment for treatment of any condition, unless covered as Durable Medical Equipment.

         (aa) Charges Incurred for recreational activities or recreational travel, even if prescribed by a Physician.

         (bb)     Chelation (metallic ion therapy).

         (cc) Care and treatment for gender identity disorders and sex transformations.

         (dd)     Care and treatment for reversal of surgical sterilization.

         (ee) Artificial insemination or in vitro fertilization, GIFT, ZIFT, etc., and any other fertilization surgeries.

         (ff) Care and treatment of an Injury or Illness that results from engaging in competition for which remuneration or prize money is available to participants as the result of the competition.

         (gg) Care and treatment of any Illness or Injury from any release of nuclear energy except only when prescribed by a Physician and used solely for medical treatment or Illness or Injury of the Covered Person.

         (hh) Except for that provided in Article IV, eye refractions, eye glasses, contact lenses, or the fitting of them. This exclusion does not apply to aphakic patients and soft lenses or sclera shells intended for use as corneal bandages.

         (ii) Dental care except (i) as provided in Article V and Section 3.04, and (ii) for Accidental injury to natural teeth if initial treatment is received within 72 hours of the Accident and on-going treatment is being rendered with pre-determination approval by the Plan Administrator.


                                 EXH 10(o) - Page 38

         (jj) The following care, treatment, or supplies for the feet: orthopedic shoes, orthopedic prescription devices to be attached to or placed in shoes; treatment of weak, strained, flat, unstable or unbalanced feet, metatarsalgia, or bunions.

         (kk) Swimming pools, exercising equipment, vibratory equipment, elevators, stair lifts, blood pressure instruments, stethoscopes, clinical thermometers, scales, elastic bandages or stockings, wigs, devices for simulating natural female body contours (except for post mastectomy surgery), and non-prescription first-aid supplies.

         (ll) Care and treatment for hair loss, unless due to Illness or Disease.

         (mm) Acupuncture or hypnosis, except when performed by a Physician in lieu of anesthesia.

         (nn) Charges for premarital examinations, preemployment physicals, or insurance physicals.

         (oo)     Marital/family counseling.

         (pp) Care and treatment of Mental Disorders beyond the Benefit limits set forth in Section 3.14.

         (qq) Hospitalization primarily for Physical Therapy or other rehabilitative care, hospitalization primarily for x-ray, laboratory or other diagnostic studies, except where such services cannot be rendered safely and adequately on an Out-Patient basis.

         (rr) Charges for processing and testing autologous or homologous blood, blood components or blood derivatives which have been donated for own use to be reused, in excess of normal charges.

         (ss)     Claims filed beyond the filing limitation period.

         (tt)     Legal expenses.

         (uu)     Charges for treatment for Temporomandibular  Joint Dysfunction
                  (TMJ) (TMJ is considered under Article V), upper and lower jaw augmentation, or reduction procedures (orthognathic surgery).

         (vv) Charges for treatment of Myofacial Pain Dysfunction (these are considered under Article V).

         (ww)     Non-medical   self-care,   self-help  training,  and  holistic
                  medicine.

         (xx)     Biofeedback.



                                 EXH 10(o) - Page 39

         (yy)     Charges  which  are not  specified  in this  Plan as  Eligible
                  Expenses.

         (zz) Care, treatment, or x-ray exams for mouth conditions that are due to periodontal or periapical disease, involve any of the teeth or surrounding tissue or structure, or involve the alveolar process or gingival tissue (these are considered under Article V). This exclusion does not apply to the extent that dental care and treatment are specifically included under
                  Article III.

         (aaa) Expenses for the surgical removal of impacted wisdom teeth (these are considered under Article V).

         (bbb)    Charges for the use of a Freestanding Birthing Center.

         Any  medical  service  not   specifically   excluded  herein  shall  be
considered an Eligible Expense.

3.14     Mental Health/Substance Abuse Treatment Benefits
         ------------------------------------------------

         Mental health and substance abuse Benefits shall be administered by the Claims Administrator.

         (a) Prior Notice: Before seeking treatment a Covered Person shall contact the Mental Health Program Administrator. If the Mental Health Program Administrator is not contacted prior to treatment in nonemergency situations, Benefits shall be reduced by twenty percent (20%).

         (b) Emergency Care: If a Covered Person requires emergency mental health hospitalization the Mental Health Program Administrator shall be contacted immediately, and in no event, later than forty-eight (48) hours after the Covered Person's first emergency treatment. Failure to contact the Mental Health Program Administrator within forty-eight (48) hours of treatment shall cause Benefits to be reduced by twenty percent (20%), unless it is not reasonably practicable to make such contact within forty-eight (48) hours and such contact is made as soon as reasonably practicable.

         (c) Elective/Non-Emergency Admission: The Mental Health Program Administrator should be contacted at least seven (7) days prior to the elective admission.

3.15     Chemical Dependency/Substance Abuse
         -----------------------------------

         A Covered Person shall be entitled to up to two (2) episodes of treatment in the Covered Person's Lifetime. Such treatment shall be pre-approved by the Claims Administrator.

         (a) The Claims Administrator should be contacted prior to any treatment or within forty-eight (48) hours of any Emergency Admission.


                                 EXH 10(o) - Page 40

         (b) Failure to contact the Claims Administrator, as provided in subsection (a) above, shall cause Benefits to be reduced to eighty percent (80%) for treatment in the Covered Person's Lifetime.

         (c) With regard to Emergency Admission for Chemical Dependency, once the Covered Person is stabilized, the Covered Person may be required to move to a Network Hospital, if not then admitted to a Network Hospital.

         (d) Claims for treatment of Chemical Dependency/Substance Abuse shall be submitted to the Claims Administrator.

3.16     Subrogation
         -----------

         Payment of Benefits is made subject to the provisions of this Section 3.16.

         (a) If a Covered Person is injured and a third party may be liable for the Covered Person's medical expenses, this Plan shall not pay those expenses unless the Covered Person first agrees to repay this Plan to the extent the Covered Person recovers any amounts actually paid by this Plan from the third party.

         (b) A Covered Person, by receiving payment of Benefits, agrees to cooperate with the Plan Administrator to protect this Plan's right to Subrogation. This shall include, but not be limited to, the Covered Person's providing this Plan with a written assignment of the Covered Person's right to pursue a claim against the third party or granting this Plan a lien against proceeds recovered from a third party. The lien may be filed with the person whose act caused the injuries, his or her agent, an insurer, a court having jurisdiction in the matter, or any other person.

         (c) If the Covered Person receives payment for such expenses from the third party, by way of settlement or in satisfaction for a judgment, this Plan must be reimbursed by the Covered Person for all Benefits paid. The amount of such reimbursement shall not exceed the lesser of:

                  (i) the amount received by the Covered Person from the third party; or

                  (ii)     the  amount  this  Plan  paid  with  respect  to said
                           Injury.

         (d) In no event shall this Plan be responsible for paying any attorney fees the Covered Person may incur in connection with such Subrogation right, unless this Plan agrees to pay such expenses in writing. In no event shall this Plan's right to recover from such third party be reduced because the Covered Person fails to recover all that he believes to be due.








                                 EXH 10(o) - Page 41

                                   ARTICLE IV
                                   ----------
                              PRESCRIPTION BENEFITS
                              ---------------------


4.01     Prescription Drug Benefits
         --------------------------

         This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges of a Pharmacy for any A-rated or AB-rated generic drug prescribed by a Physician, and, if there is no generic equivalent, the brand name Prescription Drug available; provided however, that a Physician may require the use of the brand name Prescription Drug if a generic drug is available if the prescription contains the legend "dispense as written" in the Physician's handwriting. Each Covered Person shall be issued a Prescription Card that provides for the direct payment to participating Pharmacies of the cost of Prescription Drugs for such Covered Person. Benefits shall be paid directly to the Pharmacy by the issuer of such card or reimbursed by the Employer if not so paid.

4.02     Exclusions
         ----------

         The following  shall not be considered  Covered  Expenses under Article
IV:

         (a)      A charge  excluded under Medical Plan  Exclusions (see Section
                  3.13).

         (b) A drug or medicine that can legally be bought without a written prescription. This does not apply to injectable insulin.

         (c) Devices of any type, even though such devices may require a prescription. These devices include (but are not limited to) therapeutic devices, artificial appliances, braces, support garments, or any similar device (these may be considered under Article III).

         (d) Injectables, immunization agents, biological sera, blood or blood plasma, or medications prescribed for parenteral use or administration.

         (e) A drug or medicine labeled: "Caution - limited by federal law to investigational use".

         (f) Experimental drugs and medicines, even though a charge is made to the Covered Person.

         (g)      Any charges for the administration of Prescription  Drugs; and
                  drugs  or   medicines   delivered  or   administered   by  the
                  prescriber.

         (h) Any drug or medicine that is consumed or administered at the place where it is dispensed.



                                 EXH 10(o) - Page 42

         (i) A drug or medicine that is to be taken by the Covered Person, in whole or in part, while under Hospital Confinement. This includes being confined in any institution that has a Facility for the dispensing of drugs and medicines on its premises. (These are considered under Article III.)

         (j) A charge for Prescription Drugs which may be properly received without charge under local, state or federal programs.

         (k)      A charge for hypodermic syringes and/or needles.

         (l) Charges for a prescription refill in excess of the number specified by the Physician or any refill dispensed after one
                  (1) year from the order of a Physician.

         Any item described in Section 4.01 and not specifically excluded herein shall be considered an Eligible Expense under this Article IV.















                                 EXH 10(o) - Page 43

                                    ARTICLE V
                                    ---------
                              DENTAL CARE BENEFITS
                              --------------------


5.01     Plan Limits for Dental Care
         ---------------------------

         This Plan shall pay the Usual and Customary Charges charged by a Dentist or other Physician for necessary care, appliances, or other dental material listed as an Eligible Expense below.

         A dental charge is Incurred on the date the service or supply for which it is made is performed or furnished. However, there are times when one overall charge is made for all or part of a course of treatment. In this case, the Claims Administrator shall apportion that overall charge to each of the separate visits or treatments. The pro rata charge shall be considered to be Incurred as each visit or treatment is completed.

5.02     Eligible Expenses for Dental Care
         ---------------------------------

         (a)      Preventive Dental Procedures
                  ----------------------------

                  (i)      Routine   oral   exams,    including   the   cleaning
                           (prophylaxis) of the teeth limited,  however,  to two
                           (2) exams per Calendar Year per Covered Person.

                  (ii)     Four (4) bitewing x-rays per year.

                  (iii) One (1) fluoride treatment twice (2) per year for Dependents.

                  (iv)     Full mouth x-rays, once every three (3) years.

         (b)      Routine Dental Procedures
                  -------------------------

                  (i)      Dental   x-rays   (videographs)   not  covered  under
                           subsection   5.02(a)  above,  to  determine  required
                           dental treatment.

                  (ii) Oral Surgery, limited to the removal of teeth, preparation of the mouth for dentures and removal of tooth-generated cysts of less than 1/4 inch.

                  (iii)    Periodontics (gum treatments).

                  (iv)     Endodontics (root canals).

                  (v)      Extractions including any anesthesia provided.

                  (vi)     Recementing bridges, crowns, or inlays.


                                 EXH 10(o) - Page 44

                  (vii)    Fillings, other than gold.

                  (viii)   General anesthetics.

                  (ix)     Antibiotic drugs.


         (c)      Major Dental Procedure
                  ----------------------

                  (i) Gold restorations, including inlays, onlays and foil fillings. The cost of gold restorations in excess of the cost for amalgam, synthetic porcelain or plastic materials shall be included only when the teeth shall be restored with gold.

                  (ii)     Installing crowns.

                  (iii)    Installing   precision   attachments   for  removable
                           dentures.

                  (iv) Installing partial, full or removable dentures to replace one (1) or more natural teeth that were extracted while the person was covered for this Benefit. This service also includes all adjustments made during a six (6) month period following the installation.

                  (v) Adding clasps or rests to existing partial removable dentures.

                  (vi)     Initially  installing fixed bridgework to replace one
                           (1) or more natural teeth which were extracted while the person was covered for these Benefits.

                  (vii)    Repairing crowns, bridgework and removable dentures.

                  (viii)   Rebasing or relining removable dentures.

                  (ix) Replacing an existing removable partial or full denture or fixed bridgework; adding teeth to an existing removable partial denture; or adding teeth to existing bridgework to replace newly extracted natural teeth. However, this item shall apply only if one of the following tests is met:

                           (A) The replacement or addition of teeth is required because of one or more natural teeth being extracted after the person is covered under these Benefits;

                           (B) The existing denture or bridgework was installed at least five (5) years prior to its replacement and cannot currently be made serviceable; or



                                 EXH 10(o) - Page 45

                           (C) The existing denture is of an immediate temporary nature. Further, replacement by permanent dentures is required and shall take place within twelve (12) months from the date the temporary denture was installed.

         (d)      Orthodontic Treatment and Appliances
                  ------------------------------------

                  (i) Treatment to move teeth by means of appliances to correct a handicapping malocclusion of the mouth. These services include:

                           (A) This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges for preliminary study, including x-rays, diagnostic casts, and Treatment Plan, active treatments, and retention appliance; and

                           (B) Payments for comprehensive full-banded Orthodontic treatments. Such treatments are paid at fifty percent (50%) of Usual and Customary Charges and made in eighteen (18) monthly installments. This Plan shall pay fifty percent (50%) of the banding in the first monthly installment. The remaining charges shall be paid at fifty percent (50%) in equal installments over a period of the next seventeen (17) months.

                   (ii) This Plan shall not pay for any Orthodontic care rendered prior to the Covered Person's effective date under this Plan. This Plan shall pay for Orthodontic care after the Covered Person's Effective Date under this Plan if money is owed to the Physician and the covered person is still in treatment based on the remaining course of treatment.

        (e)       Diagnosis  and  Non-Surgical  Treatment  of  Temporomandibular
                  --------------------------------------------------------------

                  Joint Dysfunction and Myofacial Pain Dysfunction

                  This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges for treatment for a diagnosis of Temporomandibular Joint Dysfunction and Myofacial Pain Dysfunction.

        (f)       Impacted Wisdom Teeth
                  ---------------------

                  This Plan shall pay one hundred percent (100%) of the Hospital expenses and one hundred percent (100%) of the Usual and Customary Charges for the surgical removal of impacted wisdom teeth.

        (g)       Predetermination of Benefits
                  ----------------------------

                  Before commencing dental treatment for which the charge is expected to be Two Hundred Fifty Dollars ($250.00) or more, a Covered Person may submit a predetermination of Benefits form to the Mental Health Program Administrator.


                                 EXH 10(o) - Page 46

                  (i) The regular dental claim form shall be used and completed by the Dentist itemizing all of the recommended services, costs for each and attach all supporting x-rays to the form. The Claims Administrator shall notify the Dentist of the Benefits payable under this Plan.

                  (ii) Any services not included in the payable expenses reported to the Dentist by the Claims Administrator may be resubmitted to the Plan Administrator for a redetermination of payable expenses for the recommended treatment. The Plan Administrator may determine that the excess amounts shall be paid by this Plan in his sole and absolute discretion.

                  (iii) If a description of the procedures to be performed, x-rays and an estimate of the Dentist's fees are not submitted prior to treatment, the Claims
                           Administrator reserves the right to make a determination of Benefits payable taking into account alternative procedures, services or courses of treatment, based on accepted standards of dental practices. If verification of the necessity of dental services cannot reasonably be made, the Benefits payable may be reduced.

         (h)      Alternative Treatment
                  ---------------------

                  If a Covered Person chooses a more expensive treatment than is needed to correct a dental problem according to accepted standards of dental practice, the Benefit shall be based on the cost of the treatment which provides professionally satisfactory results at the most cost-effective level. Any difference in cost between the professionally satisfactory treatment and patient choice of treatment shall be paid by the Covered Person.

5.03     Dental Benefit Exclusions
         -------------------------

         The following shall not be considered Covered Expenses under Article V:

         (a) Services that are excluded under Section 3.14 (Medical Benefit Exclusions).

         (b) Care, treatment or supplies for which a charge was Incurred before a person was Covered under this Plan.

         (c) Charges excluded or limited by this Plan as stated in this document.

         (d) Charges Incurred for which the Covered Person has no legal obligation to pay.

         (e) Care and treatment of an Injury or Illness that, in either case, is occupational - that is, arises from work for wage or profit, including self-employment.

         (f) Care and treatment for which there would not have been a charge if no coverage had been in force.


                                 EXH 10(o) - Page 47

         (g) Care, treatment or supplies furnished by a program or agency funded by any government. This does not apply to Medicaid or when otherwise prohibited by law.

         (h)      Care   and   treatment   that  is   either   Experimental   or
                  Investigational in nature or not Medically Necessary.

         (i) The part of an expense for care and treatment of an Injury or Illness that is in excess of the Usual and Customary Charge.

         (j) For Injuries sustained while committing an assault or felony or while participating in a riot or civil insurrection.

         (k)      Any loss that is due to a declared or undeclared act of war.

         (l) Any loss due to an intentionally self-inflicted Injury, while sane or insane.

         (m)      All diagnostic and treatment services related to the treatment
                  of  jaw  joint  problems  including   Temporomandibular  Joint
                  Dysfunction and Myofacial Pain Dysfunction.

         (n) Services that, to any extent, are payable under any medical expense Benefits of this Plan. See Article III.

         (o) Services which are not included in the list of covered dental services.

         (p) Crowns for teeth that are restorable by other means or for the purpose of periodontal splinting.

         (q) Crowns, fillings or appliances that are used to connect (splint) teeth, changes or alters the way the teeth meet, including altering the vertical dimension or restoring the bite (occlusion), or are cosmetic in nature.

         (r)      Orthognathic surgery.

         (s) Expense of denture replacement less than five (5) years after a preceding denture replacement.

         (t) Expenses Incurred for dentures during the twelve (12) month period after the Effective Date of dental coverage, with respect to the Covered Person, unless:

                  (i) Dentures are required because of the extraction of one or more natural teeth after the Effective Date of dental coverage; and

                  (ii) The insertion of an opposing denture necessitates replacement of an existing denture, subject to the above provisions.


                                 EXH 10(o) - Page 48

         Any item or service described in Section 5.02 and not specifically excluded herein shall be considered an Eligible Expense.




















                                 EXH 10(o) - Page 49

                                   ARTICLE VI
                                   ----------
                              VISION CARE BENEFITS
                              --------------------


6.01     Plan Limits
         -----------

         This Plan shall pay one hundred percent (100%) of the Usual and Customary Charges for vision care and related services, such as eye examinations, frames and lenses, based on the following schedule:

          (a)     Vision exams              100% of charges

          (b)     Clear Lenses (Pair)
                  Single vision             100% of charges
                  Bifocal                   100% of charges
                  Trifocal                  100% of charges

          (c)     Frames                    100% of charges

          (d)     Contact Lenses
                  Cosmetic or medically     100% of charges
                  necessary (in lieu
                  of lenses and frame
                  allowance)

          (e)     Frequency of Service
                  Vision Exam               once every 12 months
                  Lenses                    once every 12 months
                  Frames                    once every 24 months
                  Contact lenses            once every 24 months

6.02     Provider Reimbursement
         ----------------------

         Any Covered Person may visit the Optometrist of their choice for the above vision care services. The Covered Person shall be reimbursed by this Plan according to the limits set forth in Section 6.01.

6.03     Vision Care Limits and Exclusions
         ---------------------------------

         This Plan shall not provide Benefits for professional services or materials connected with:

         (a) Orthoptic or vision training and any associated supplemental testing; Plano lenses; or two pair of glasses in lieu of bifocals;

         (b) Medical or surgical treatment of the eyes (considered under Article III);


                                 EXH 10(o) - Page 50

         (c) Any eye examination or any corrective eyewear required by an Employer as a condition of employment;

         (d) Any Injury or Illness for which coverage is provided under an Workers' Compensation or similar law, or which otherwise is work-related;

         (e)      Safety goggles or sunglasses, including prescription type;

         (f)      Subnormal vision aids or nonprescription lenses;

         (g) Charges in excess of the Usual and Customary Charge for any care, treatment, service or supply;

         (h) Any expense which is covered under another provision of this Plan; and

         (i)      Experimental treatment or device.

         Any item or service otherwise described in this Article VI and not specifically excluded herein shall be considered an Eligible Expense.


















                                 EXH 10(o) - Page 51

                                   ARTICLE VII
                                   -----------
                            CONTINUATION OF COVERAGE
                            ------------------------


7.01     General
         -------

         Notwithstanding any provision of this Plan to the contrary, coverage for certain Benefits under this Plan for a Covered Person may be continued in accordance with the provisions of this Article VII. These provisions are intended to comply with COBRA and are to be interpreted consistent with such intent.

7.02     Continuation of Coverage
         ------------------------

         (a)      Right to Elect Continuation Coverage.

                  Each Qualified Beneficiary who would lose coverage under this Plan as a result of a Qualifying Event shall be entitled to elect, within the Election Period, Continuation Coverage under this Plan. Except with respect to a minor Child, an election not to receive Continuation Coverage is only binding on the individual making the election.

         (b)      Special Definitions.

                  Solely for purposes of this Section 7.02:

                  (i) Continuation Coverage means coverage under this Plan which, as of the time coverage is being provided, is identical to the coverage provided under this Plan immediately prior to the Qualifying Event with respect to similarly situated Covered Persons for whom a Qualifying Event has not occurred.

                  (ii) Qualified Beneficiary means, with respect to a Covered Person, any other individual who, on the day before the Qualifying Event for such Covered Person, is a Covered Person under this Plan as:

                           (A)      The Spouse of the Covered Retiree, or

                           (B)      The Dependent Child of the Covered Retiree.

                           In  the  case  of a  Qualifying  Event  described  in
                           Section 1.104(d), the affected Covered Retiree is also a Qualified Beneficiary.

                  (iii) Election Period means the one hundred twenty (120) day period beginning on the later of the date coverage under this Plan would terminate by reason of a Qualifying Event, or the date notice is provided in accordance with subsection (e) below.


                                 EXH 10(o) - Page 52

                  (iv) Dependent includes a child who is born to or placed for adoption with the Covered Retiree during the period of continuation coverage under this Section 7.02.

         (c)      Period of Coverage.

                  (i) If Continuation Coverage is elected, coverage shall continue from the date of the Qualifying Event and shall end on:

                           (A) In the case of a loss of coverage which occurs as a result of an event described in
                                    Section  1.104(d),  the date of death of the
                                    Covered Retiree or, if the Covered Retiree died prior to the loss of coverage, the date of death of the surviving Spouse of the deceased Covered Retiree.

                           (B) In the case of the Covered Retiree's death, coverage shall end on the last day of the 36-month period that begins on the date of the Covered Retiree's death.

                           (C) In the case of a loss of coverage which occurs as a result of the Covered Retiree's divorce or legal separation, the last day of the 36-month period that begins on the date of such divorce or legal separation.

                           (D) In the case of a loss of coverage which occurs as a result of the loss of a child's status as a Dependent, the last day of the 36-month period that begins on the date of such loss of status.

                  (ii) Notwithstanding the foregoing, Continuation Coverage shall cease on the earliest of the following dates:

                           (A) The applicable date described in subsection 7.02(c)(i),

                           (B) The date on which there is a failure to make timely payment (including any minimum grace period required by federal law) of any premium with respect to the Qualified Beneficiary, or

                           (C) The date on which the Qualified Beneficiary (after the date he elected Continuation Coverage),

                                    (1)     Is   covered  as  an   employee   or
                                            otherwise   under  any  other  group
                                            health  plan  which  does not have a
                                            preexisting  condition  exclusion or
                                            limitation provision, or

                                    (2)     Is entitled to Medicare benefits.



                                 EXH 10(o) - Page 53

         (d) The premium cost payable by the Qualifying Beneficiary for any period of Continuation Coverage under this Article VII shall be established by the Plan Administrator and may not exceed one hundred percent (100%) of the applicable premium cost to this Plan for Continuation Coverage for such period for similarly situated Covered Persons, as determined in accordance with reasonable actuarial standards consistently applied.

         (e) The Qualified Beneficiary will have forty five (45) days after selection of continuation coverage to submit initial payment to this Plan for the entire period of coverage from the Qualifying Event to the end of the month in which payment is submitted. If payment is not received within forty five (45) days after the date of selection, the right to continue coverage will be lost. The Qualified Beneficiary, if he so elects Continuation Coverage, shall make subsequent monthly installments of such premium cost.

         (f) The Plan Administrator shall provide written notice of the rights provided by this Section 7.02.

                  (i) Notice shall be provided to each Covered Retiree, his Spouse, and any other Dependent not residing with either the covered Retiree or his Spouse, on the date an individual commences coverage under this Plan.

                  (ii) Notice shall be provided to any Qualified Beneficiary no later than fourteen (14) calendar days following the date of a Qualifying Event resulting from the Covered Retiree's death or the Employer instituting proceedings under Title 11 of the United States Code.

                  (iii) Notice shall be provided to any Qualified Beneficiary no later than fourteen (14) calendar days following the time the Plan Administrator is notified by the Covered Retiree or Qualified Beneficiary of a Qualifying Event for which the Covered Retiree or Qualified Beneficiary is required to notify the Plan Administrator under subsection (iv) below.

                  (iv) The Covered Retiree or Qualified Beneficiary shall notify the Plan Administrator of a Qualifying Event resulting from the Covered Retiree's divorce or legal separation or from a Child's losing his status as a Dependent under this Plan. To be eligible for Continuation Coverage, the Covered Retiree or Qualified Beneficiary shall notify the Plan Administrator of such Qualifying Event no later than sixty (60) days following the date of such Qualifying Event.

                  (v) The Qualified Beneficiary has 60 days to elect continuation of coverage from the later of:

                           (A)      the Qualifying Event, or


                                 EXH 10(o) - Page 54

                           (B) the date the notice of his or her right to elect continuation of coverage is given by this Plan, provided that the Qualified Beneficiary has complied with the notice requirements described above.

                  (vi) If continuation of coverage is not elected, coverage will end on the date the event causing termination of coverage occurred; provided, however, that Dependent coverage shall continue as provided in Section 2.07 if the Dependent declines coverage under this Article VII in accordance with the provisions of subsection 2.07(b).



































                                 EXH 10(o) - Page 55

                                  ARTICLE VIII
                                  ------------
                            COORDINATION OF BENEFITS
                            ------------------------


8.01     Definitions
         -----------

         The payment of all Benefits under this Plan is subject to the provisions of this Article VIII. For purposes of this Article VIII:

         (a) Coordination of Benefits means that if the Covered Person is covered under an Other Plan, as defined in subsection 8.01(b), (or is treated under Section 8.03 as so covered), the amount payable under this Plan, when added to the amount or value of the benefits or services provided by all Other Plans, shall equal the amount of the Allowed Expense which is Incurred. In no event will the amount payable by this Plan be more than would have been payable if there were no Other Plan.
                  Coordination of Benefits provisions shall be applied on a Calendar Year basis.

         (b) Other Plan means the following coverages, excluding any coverage under (i), (ii), (iii), or (iv) below that is attributed to coverage of a Covered Person as a "self-employed individual" or as an "owner-employee", as such quoted terms are defined by section 401(c) of the Internal Revenue Code:

                  (i)      group, blanket or franchise insurance coverage,

                  (ii) Hospital service prepayment plan on a group basis, medical service prepayment plan on a group basis, group practice, or other prepayment coverage on a group basis,

                  (iii) any coverage under labor management trusteed plans, union welfare plans, employer organization plans, or employee benefit organization plans,

                  (iv) any group coverage through a Health Maintenance Organization under the Health Maintenance Organization Act of 1973, or any state licensed health care maintenance organization, and

                  (v) any coverage under Medicare or any other governmental programs, or any coverage required or provided by any statute, which coverage is not otherwise excluded from the calculation of Benefits under This Plan.

                  Notwithstanding the foregoing, the term "Other Plan" shall not include any individual policies or policies designed for individual purchasers. The term "Other Plan" shall be construed separately with respect to each policy,


                                 EXH 10(o) - Page 56
                  contract, or other arrangement for benefits or services and separately with respect to that portion of any such policy, contract, or other arrangement which reserves the right to take the benefits or services of Other Plans into consideration in determining its benefits and that portion which does not.

         (c) Allowed Expense means the Usual and Customary Charge for which the claimant is entitled to payment under one or more plans. When any Other Plan provides services rather than cash payment, the reasonable cash value of each service shall be an Allowed Expense.

                  The amount charged by the Health Care Provider to the Other Plan for an item of health expense shall be considered as the amount the Health Care Provider will accept as payment in full for the item of expense. If such amount charged to the Other Plan, which is otherwise acceptable under this subsection (c), differs from the reported charge, Allowed Expense for the item of health expense shall not exceed the smaller of the charges.

         (d) Effect on Benefits. If a person is covered under This Plan and under one or more Other Plans, the rules set forth in this subsection (d) shall govern. These rules establishing the order of benefit determination are:

                  (i) The benefits of any Other Plan which does not contain provisions governing coordination of benefits with other plans shall be determined before the Benefits of This Plan.

                  (ii) The benefits of any plan which covers the person on whose expenses claim is based as an employee shall be determined before the benefits of a plan which covers such person as a dependent.

                  (iii) Except as provided in subsection (iv), below, if the person on whose expense claim is based is a dependent child, the benefits of any plan which covers the parent having the earlier birthday in the calendar year shall be determined before the benefits of a plan which covers the other parent; provided, however, that if the parents of such child are legally separated or divorced, the benefits of a plan which covers the parent having custody of the child shall be determined before the benefits of a plan which covers the natural parent not having custody unless the parent having custody has remarried. If the parent having custody has remarried, the benefits of a plan which covers the parent having custody of the child shall be determined first, the benefits of a plan which covers the stepparent shall be determined second, and the benefits of a plan which covers the natural parent not having custody shall be determined third.

                  (iv)     Notwithstanding  subsection  (iii) above,  if a court
                           order  has   established   which  parent  shall  have
                           financial responsibility for a dependent child,


                                 EXH 10(o) - Page 57
                           the benefits of any plan which covers such parent shall be determined first, the benefits of a plan which covers the other natural parent shall be determined second, and the benefits of a plan which covers the stepparent, if any, shall be determined third.

                  (v) The benefits of any plan required or provided by statute which covers the person for any injury or disease arising out of the ownership, maintenance or use of a motor vehicle shall be determined before the Benefits of This Plan.

                  (vi) When the rules in subsections (i) (v) above do not establish an order of benefit determination, the benefits of any plan which has covered the person for whose expenses the claim is based for the longer period of time shall be determined before the benefits of a plan which has covered such person the shorter period of time.

         (e) Right to Information. It may be necessary for information to be obtained or released in order to coordinate Benefit payments with Other Plans. Claimants shall furnish all such information to the Plan Administrator upon request.
         (f) Right of Recovery and Direct Payment. This Plan has the right to recover from persons any payments made by this Plan which exceed those required by these provisions. This Plan also has the right to make direct payment to persons of amounts paid by them which should have been paid by this Plan. Such payment shall be deemed Benefits under this Plan and shall discharge this Plan's liability to the extent of the payment.

         (g) Right to Receive and Release Necessary Information. For the purpose of determining the applicability of and implementing the terms of this Article VIII or any provision of similar purpose of any Other Plan, the Plan Administrator may, without the consent of or notice to any person, release to or obtain from any insurance company or other organization or person any information, with respect to any person, which the Plan Administrator deems to be necessary for such purposes. Any person claiming benefits under This Plan shall furnish to the Plan Administrator such information as may be necessary to implement this provision.

8.02     Medicare
         --------

         Upon a Covered Person's attainment of age 65, this Plan becomes secondary to Medicare whether or not such Covered Person elects to enroll in Medicare. This Plan is designed with the expectation that all eligible persons shall enroll in Medicare Part A and Part B. Therefore, Benefits payable under this Plan shall be limited to amounts that are otherwise payable by this Plan in excess of those amounts that an eligible person shall be eligible to receive from Medicare, notwithstanding any election by the eligible person not to enroll in Medicare.


                                 EXH 10(o) - Page 58

8.03     Mandatory Other Plan Coverage
         -----------------------------

         Any Covered Person who is or becomes eligible for coverage under an Other Plan excluding Medicare shall notify the Plan Administrator of such eligibility. The Plan Administrator may require such Covered Person (including his Covered Dependents) to become a participant in such Other Plan. If such a requirement is imposed, the following rules shall apply:

         (a) If such covered Person refuses to participate in such Other Plan, Benefits under This Plan shall be limited to amounts that otherwise would be payable under This Plan in excess of those amounts that such a Covered Person would be eligible to receive from such Other Plan if he had participated as of the earliest permissible participation eligibility date thereunder.

         (b) If such a Covered Person agrees to participate in such Other Plan, the Employer shall reimburse such Covered Person for one hundred percent (100%) of the amount by which such Covered Person's annual cost of coverage under such Other Plan for him and his Covered Dependents exceeds an annual amount of five hundred dollars ($500.00). The Employer shall pay such reimbursement amount monthly upon receipt of documentation by such Covered Person of his cost of coverage.

8.04     Intent
         ------

         It is the intent of this Article VII that the aggregate amount of Benefits paid under This Plan and all Other Plans with respect to a Covered Person for any Covered Expense shall equal 100% of the amount of Benefits that would have been payable under This Plan for such Covered Expense if there had been no coverage of such Covered Person under such Other Plan.

8.05     Dispute
         -------

         If there is any dispute or other disagreement between This Plan and any Other Plan as to which plan is responsible for the payment of any Covered Expense, or portion thereof, with respect to any Covered
         Person, (a) This Plan shall pay the full amount of the such Covered Expense, or portion thereof, that would have been payable under This Plan if there had been no coverage of such Covered Person under such Other Plan, and (b) This Plan shall be subrogated to such Covered Person's rights under such Other Plan to be reimbursed for the full amount to which such Covered Person may be entitled under such Other Plan.






                                 EXH 10(o) - Page 59

                                   ARTICLE IX
                                   ----------
                    CLAIMS PROCEDURE AND PAYMENT OF BENEFITS
                    ----------------------------------------


9.01     Application for Benefits.
         -------------------------

         (a) To entitle himself to the payment of any Benefits for which he is eligible under this Plan, a Covered Person shall comply with such administrative rules and procedures as the Claims Administrator may prescribe with reference to the completion and filing of a claim application form or forms and shall furnish such other pertinent information as the Claims Administrator may require, together with documentary evidence in support of his claim. A Covered Person shall also provide the Claims Administrator with written authorization to obtain information from his Physician pertaining to the diagnosis and related matters.

         (b) The Plan Administrator, at its own expense, shall have the right and opportunity to require the examination of the person whose Illness is the basis of a claim hereunder, when and so often as it may reasonably be required during pendency of such claim.

         (c) No Benefits shall be paid for claims which are received more than two (2) years after the expense is Incurred.

9.02     Claims Procedure
         ----------------

         (a) The Claims Administrator shall, within a reasonable time, consider the claim and shall issue its determination thereon in writing. If the claim is granted, the appropriate payment shall be made.

         (b)      If the  claim  is  wholly  or  partially  denied,  the  Claims
                  Administrator shall provide the claimant with written notice of the denial, setting forth, in a manner calculated to be understood by the claimant,

                  (i)      The specific reason or reasons for the denial,

                  (ii) Specific references to pertinent Plan provisions on which the denial is based,

                  (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary, and

                  (iv)     An explanation of this Plan's claim review procedure.



                                 EXH 10(o) - Page 60

         (c) Written notice of the disposition of a claim shall be furnished to the claimant as soon as possible, but generally within ninety (90) days after the claim is filed. However, if special circumstances require an extension of time for processing, written notice of the extension indicating the special circumstances shall be furnished to the claimant within ninety (90) days after the claim is filed, and written notice of the disposition of the claim shall be furnished to the claimant within one hundred eighty (180) days after the claim is filed. If notice of denial or of the extension of the time for processing of a claim is not given within ninety (90) days (or within one hundred eighty (180) days if notice of an extension has been given), such claim shall be deemed denied.

         (d) Each claimant shall have the opportunity to appeal in writing the Claims Administrator's denial of a claim to the Plan Administrator for a full and fair review. The claimant or his or her duly authorized representative

                  (i) May request a review by filing a written application with the Plan Administrator,

                  (ii)     May review pertinent documents, and

                  (iii)    May submit issues and comments in writing.

         (e)      A claimant  may request  review of a denied claim within sixty
                  (60) days after receipt by the claimant of written notice of denial of his or her claim.

         (f) The Plan Administrator shall adopt written procedures pursuant to which claims shall be reviewed and may, in its discretion, adopt different written administrative procedures for different claims without being bound by past actions. Any administrative procedures adopted, however, shall be designed to afford a claimant a full and fair review of his or her claim.

         (g) Reviews shall be conducted by the review official (which may be a person, a committee or an arbitrator) designated by the Plan Administrator. The decision by the review official upon review of a claim shall be made not later than thirty (30) days after the written request for review is received by the Plan Administrator, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later ninety
                  (90) days after receipt of the request for review.

         (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

         (i) Any bill, similar receipt, or other comparable documentation related to any


                                 EXH 10(o) - Page 61
                  claim for Benefits that is submitted by or on behalf of a Covered Person shall be presumed correct and shall be determinative unless and until the Plan Administrator shows otherwise by a clear preponderance of the evidence. In the event that it shall ultimately be determined, in accordance with the terms of this Plan, that the Covered Person has been overpaid because he is not entitled to the amount of claimed Benefits, such Covered Person shall repay to the Employer the amount of overpayment.

         (j) To the extent permitted by law, and subject to Section 9.05, the decision of the Claims Administrator (if no review is properly requested) or the decision of the review official, as the case may be, shall be final and binding on all parties. No legal action for Benefits under this Plan shall be brought unless and until the claimant has exhausted his remedies under this Section 9.02.

9.03     Payment of Benefits
         -------------------

         (a) Benefits shall be payable in either of two methods: (1) one hundred percent (100%) of the Benefits payable shall be paid to the Covered Person whose Illness or Injury is the basis of his claim under this Plan, if charges made by Providers of health services for which this Plan's Benefits are payable have been paid in full by or on behalf of the Covered Person; or (2) when an application for Benefits does not include satisfactory proof that charges made by Providers of health services for which this Plan's Benefits are payable have been paid in full by or on behalf of the Covered Person, all or a portion of any Benefits provided by this Plan may, at the Plan Administrator's option, be paid directly to the provider of health services.

         (b) The Covered Person shall be solely responsible for the payment of any expenses not covered by this Plan.

9.04     Delay in Payment
         ----------------

         If the Plan fails to reimburse any Covered Person, or pay a Provider directly, for the full amount of any Eligible Expense to the extent reimbursable in accordance with Plan terms, within a forty-five (45) day period beginning on the date that the Eligible Expense is submitted for reimbursement, the Employer shall pay interest to the Covered Person, calculated at the Prime Lending Rate as published in the Wall Street Journal (or, if such rate is no longer published in the Wall Street Journal, in such other comparable publication) on the first business day after last day of such period, from the first day of such period until the date that payment is actually made. This Section 9.04 is in addition to, and not in lieu of, any other rights to which a Covered Person may have under the Plan or applicable law.

9.05     Attorneys Fees
         --------------

         Within ten (10) days after notice by any Covered Person that the Plan Administrator,


                                 EXH 10(o) - Page 62

         Claims Administrator, or any other person to whom any fiduciary or administrative responsibility with respect to this Plan is allocated or delegated has failed to comply with any provision of this Plan, the Plan Administrator shall remedy or cure such breach. Any determination by such a Covered Person that a breach has occurred and that adequate remedy has not occurred shall be presumed correct and shall govern unless the Plan Administrator shows by a clear preponderance of the evidence that it was not a good faith reasonable determination. The Employer shall advance to such Covered Person all reasonable attorneys' fees and necessary costs and disbursement incurred by or on behalf of such Covered Person in connection with or as a result of a dispute under this Plan, subject to the obligation of the Covered Person to repay the Employer for such advance in the event that such Covered Person does not ultimately prevail in such dispute.

9.06     Right of Recovery
         -----------------

         Where Benefit payments have been paid by this Plan for Eligible Expenses in an amount in excess of the amount of payment necessary at that time to satisfy the intent of this Plan's provisions, this Plan or its designated agent shall have the right to recover these payments, to the extent of the excess from the individual to whom, or for whom, or with respect to whom these payments have been made or from any other person who is legally or equitably accountable to this Plan with respect to the excess.

9.07     Assignment
         ----------

         No  Benefit  payable  under  this Plan  shall be  subject in any way to alienation, sale, transfer, assignment, pledge, attachment, garnishment, execution, or encumbrance of any kind, and any attempt to accomplish the same shall be void.

         No Covered Person entitled to Benefits under this Plan shall have power to transfer, assign, mortgage or otherwise encumber any interest he may have herein, or to anticipate in any manner, by assignment, agreement (including, but not limited to, any agreement to pay alimony, separate maintenance, or child support, whether or not said agreement is pursuant to, or embodied in, a court order), or otherwise, the payment of any Benefit or any other sum herein provided for him to be made; nor shall the interest of any Covered Person under this Plan or in any Benefit provided hereunder be subject to attachment, garnishment, seizure, or sequestration for the payment of any debts, judgments, decrees, or obligations of any kind owed by such person (including, but not limited to, any obligation to pay alimony, separate maintenance, or child support for which said person shall be obligated by virtue of a court order or decree of any court of any jurisdiction or by virtue of any agreement whether or not embodied in such a court order or decree), or be transferable by operation of law in event of bankruptcy, insolvency or otherwise, except as provided by section 609 of ERISA or as otherwise required by federal law.

9.08     Facility of Payment
         -------------------



                                 EXH 10(o) - Page 63

         If any person entitled to payments hereunder shall be determined to be a minor or under other legal disability or otherwise incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator, in its discretion, may direct that all or any portion of the Benefit payments be made (a) to such person, (b) to such person's legal guardian or conservator, or (c) to such person's Spouse or to any other person. The decision of the Plan Administrator shall, in each case, be final and binding upon all persons. Any payment made pursuant to the power herein conferred shall operate as a complete discharge of the obligations of this Plan under this Plan in respect hereof.

9.09     Responsibility for Payment
         --------------------------

         This Plan shall be liable for the payment of Benefits in accordance with the terms of this Plan. The Benefits under this Plan shall be payable solely by this Plan and each Covered Person who shall claim the right to any payment under this Plan shall be entitled to look only to this Plan for such payment.























                                 EXH 10(o) - Page 64

                                    ARTICLE X
                                    ---------
                                 ADMINISTRATION
                                 --------------


10.01    Appointment of the Claims Administrator
         ---------------------------------------

         The Plan Administrator shall appoint in writing a Claims Administrator who shall handle claims under this Plan in accordance with its terms. The person, persons or entity serving as Claims Administrator shall serve at the pleasure of the Plan Administrator.

10.02    Power of the Claims Administrator
         ---------------------------------

         The Claims Administrator shall have such powers as are necessary for the proper handling of claims for Benefits under this Plan, including, but not limited to, the following:

         (a) To prescribe procedures to be followed by Covered Persons in filing applications for Benefits and for furnishing evidence necessary to establish their rights to Benefits under this Plan,

         (b) To find facts, interpret this Plan, and make reasonable determinations as to the rights of any individual applying for or receiving Benefits under this Plan and to notify any such Covered Person dissatisfied with any such finding or determination of his right to appeal such finding or determination,

         (c) To make Benefit payments directly to Covered Persons and/or their assignees entitled to Benefits under this Plan,

         (d) To obtain from the Plan Administrator or Employer, Covered Persons and others, such information as shall be necessary for the proper administration of claims under this Plan,

         (e) To keep records regarding the administration of claims under this Plan,

         (f) To furnish to the Plan Administrator upon request such data with respect to the administration of this Plan as is reasonable and appropriate, and

         (g) To collect, evaluate, analyze and prepare statistical and other data with respect to the administration of this Plan.

         No determination of the Claims Administrator in one case shall necessarily create a basis for retroactive adjustment in any other case.

10.03    Powers of Plan Administrator
         ----------------------------

         The Plan Administrator shall have the power to find facts and interpret this Plan and

                                 EXH 10(o) - Page 65
         make reasonable determinations as to the rights of any individuals appealing a denial of Benefits by the Claims Administrator.

10.04    Effect of Fiduciary Action
         --------------------------

         This Plan shall be interpreted by the Plan Administrator and all Plan fiduciaries in accordance with the terms of this Plan and their intended meanings. The Plan Administrator and all Plan fiduciaries shall have the discretion to make any findings of fact needed in the administration of this Plan, and shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in a fashion they deem to be consistent with the intent of this Plan and in their reasonable judgment. The validity of any such finding of fact, interpretation, construction or decision may be given de novo review if challenged in court, by arbitration, or in any other forum, but shall be upheld unless clearly unreasonable, arbitrary, or capricious. To the extent the Plan Administrator or any Plan fiduciary has been granted discretionary authority under this Plan, the Plan Administrator's or Plan fiduciary's prior exercise of such authority shall not obligate it to exercise its authority in a like fashion thereafter. All actions taken and all determinations made in good faith by the Plan Administrator or by Plan fiduciaries shall be final and binding upon all persons claiming any interest in or under this Plan.

         All findings by the Plan Administrator or by Plan fiduciaries shall be made in writing and, upon the request of any Covered Person, all such written findings shall be delivered to any requesting Covered Person within 30 calendar days of such request.

10.05    Proof of Coverage
         -----------------

         The Plan Administrator shall provide each Covered Person with written proof of coverage hereunder (e.g., an enrollment card), and shall maintain a toll-free telephone number through which each Covered Person or Provider shall be able to verify coverage hereunder twenty-four (24) hours each day, seven days a week .













                                 EXH 10(o) - Page 66

                                   ARTICLE XI
                                   ----------
                       DURATION AND AMENDMENT OF THIS PLAN
                       -----------------------------------


11.01    Permanence of this Plan
         -----------------------

         This Plan shall continue in full force and effect until the death of the last Covered Person. The Employer has established this Plan with the bona fide intention and expectation that it shall be maintained indefinitely.

11.02    Right to Amend or Terminate
         ---------------------------

         (a) Covered Retirees and Eligible Retirees Listed in Part I Appendix A. Neither the Employer nor the Plan Administrator or any other person shall have any right or power at any time to eliminate or reduce, in any respect, any benefit, right, program, service, or other feature of this Plan with respect to any person who is listed in Parts I.A., I.B., or I.C. of Appendix A as of the Effective Date, or their Dependents, except if and only to the extent required by applicable law to maintain the status of the Plan as a group health plan under the Internal Revenue Code. Similarly, the Employer shall have no right or power at any time to terminate this Plan, in whole or in part, with respect to any such person.

         (b) Eligible Retirees Not Listed in Part I of Appendix A. The Employer shall have the right to modify, alter, or amend, in whole or in part, any or all of the provisions of this Plan at any time only for the purpose of adding persons who are not listed in Parts I.A., I.B., or I.C. of Appendix A as of the Effective Date to this Plan. The Employer also shall have the right at any time to terminate this Plan in part with respect to any such person not currently listed on Appendix A as of the Effective Date, or in whole if all persons who are listed in Parts I.A., I.B., or I.C. of Appendix A as of the Effective Date and their Dependents are no longer living.

         (c) Interpretation. No interpretation shall have any retroactive or prospective effect so as to deprive any Covered Person of any Benefit then payable. Notwithstanding the foregoing, any interpretation of this Plan may be made retroactive to the extent necessary for this Plan to comply with any applicable law.

         (d) No Agency. No agent of the Employer is authorized to change the form or content of this Plan in any manner or degree.



                                 EXH 10(o) - Page 67

                                   ARTICLE XII
                                   -----------
                               GENERAL PROVISIONS
                               ------------------


12.01    Gender and Number
         -----------------

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

12.02    Action by the Plan Administrator
         --------------------------------

         Whenever the Plan Administrator under the terms of this Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by an officer of the Employer duly authorized by its Board of Directors.

12.03    Named Fiduciaries and Allocation of Responsibility
         --------------------------------------------------

         The Named Fiduciary shall have only those powers, duties, responsibilities, and obligations as are specifically given under this Plan. In general, the Employer, acting through its Board of Directors, shall have the sole responsibility for funding the Benefits and other expenses of this Plan and shall have the sole authority to appoint and remove the Claims Administrator; except for any trusts established by the Employer to fund this Plan, to formulate this Plan's funding policy and method; to handle request for claims review. The Claims Administrator shall have the responsibility for the proper handling of the initial claims for Benefits under this Plan, which responsibility is specifically described in this Plan. The Plan Administrator shall have the responsibility for the administration of this Plan. Each fiduciary may rely upon any direction, information, or action of another fiduciary as being proper under this Plan, and is not required to inquire into propriety of any such direction, information, or action. It is intended that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities, and obligations under this Plan, any person or group may serve in more than one fiduciary capacity.

12.04    Duty to Provide Data
         --------------------

         (a) Every person with an interest in this Plan or claiming Benefits under this Plan shall furnish the Plan Administrator on a timely and accurate basis with such documents, evidence or information as it considers necessary or desirable for the purpose of administering this Plan. The Plan Administrator may postpone payment of Benefits (without accrual of interest) until such information and such documents have been furnished. Such data includes, but is not limited to, annual certifications of family and employment status, and address changes.


                                 EXH 10(o) - Page 68

         (b) Every person claiming a Benefit under this Plan shall give written notice to the Plan Administrator of his or her post office address and each change of post office address. Any communication, statement or notice addressed to such a person at his or her latest post office address as filed with the Plan Administrator shall, on deposit in the United State mail with postage prepaid, be as binding upon such person for all purposes of this Plan as if it had been received, whether actually received or not. If a person fails to give notice of his or her correct address, the Plan Administrator, the Employer and Plan fiduciaries shall not be obligated to search for, or to ascertain, his whereabouts.

         (c) If Benefits which are otherwise currently payable cannot be paid to the person entitled to the Benefits because the individual has failed to comply with this Section or other Plan provisions relating to claims for Benefits, any unpaid past due amount shall be forfeited on the individual's death or presumed death.

12.05    Indemnification
         ---------------

         To the extent permitted by law, the Employer shall indemnify and hold harmless the Claims Administrator, Plan Administrator, Board of Directors of the Employer, and any employee or officer of the Employer to whom any fiduciary or administrative responsibility with respect to this Plan is allocated or delegated, from and against any and all liabilities, costs (including legal fees), and expenses Incurred by any such person as a result of any act, or omission to act, in connection with the performance of his duties, responsibilities, and obligations under this Plan and under ERISA, other than such liabilities, costs, and expenses as may result from the negligence or willful misconduct of such person. The indemnification of the Claims Administrator shall not be greater than any indemnification in the contract with the Claims Administrator. The foregoing right of indemnification shall be in addition to any other right to which any such person may be entitled as a matter of law or otherwise. The Plan Administrator may obtain, pay for and keep current a policy or policies of insurance, insuring the Claims Administrator, Plan Administrator, Board of Directors of the Employer, or any other employee or officer of the Employer who has any fiduciary responsibility with respect to this Plan from and against any and all liabilities, costs and expenses Incurred by any such person as a result of any act, or omission to act, in connection with the performance of his duties, responsibilities, and obligations under this Plan and under ERISA.

12.06    Funding
         -------

         (a) The Benefits and expenses of this Plan shall be provided from the general assets of the Employer or such other funding and payment vehicles as may be selected by the Employer. Eligible Retirees and Covered Persons shall not be required to contribute to the cost of this Plan; provided, however, that a Covered Dependent may be required to contribute as provided in


                                 EXH 10(o) - Page 69
                  subsection  7.02(d) if he elects  continuation  coverage under
                  Article VII, but shall not be required to contribute if coverage continues under subsection 2.07(b).

         (b) All Benefits shall be paid in such a manner that no amount with respect thereto is includible in the gross income of the Covered Person.

12.07    Headings
         --------

         The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

12.08    Governing Instrument
         --------------------

         This instrument is the "Plan Document" as defined under ERISA. This Plan shall be administered and Plan Benefits shall be payable solely in accordance with the provisions of this instrument. In the event of any conflict between the provisions of this instrument and any other document, booklet, summary plan description or other materials relating to this Plan, the provisions of this instrument shall be controlling.

12.09    Uniformity
         ----------

         All provisions of this Plan shall be interpreted and applied in a uniform and nondiscriminatory manner.

12.10    Severability
         ------------

         If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts, which shall be enforced as if the illegal or invalid provision had not been included in this Plan.

12.11    Plan Does Not Provide Services
         ------------------------------

         The Plan Administrator shall not be responsible for the furnishing of Hospital or medical care nor for the quality of such care. The providers furnishing care to a Covered Person do so as independent contractors with respect to the Covered Person. The Plan Administrator shall not be liable for any claim or demand on account of damages in any manner connected with the provision of health care services. Nothing in this Plan shall be construed as restricting or interfering in any way with a Covered Person's right to freely choose to receive services from a Hospital, Physician, or other Provider.

12.12    Governing Law
         -------------

         This Plan shall be interpreted, administered and enforced in accordance with the Internal Revenue Code and ERISA, and the rights of participants, beneficiaries, and all other persons shall be determined in accordance with these laws. To the extent


                                 EXH 10(o) - Page 70
         that state law is applicable, however, the laws of the State of California shall apply.

12.13    Limitations on Rights of Participants
         -------------------------------------

         This Plan is a voluntary undertaking on the part of the Employer and it is not to be construed as a contract of employment between the Employer and any person; nor is it a consideration for, an inducement to, or a condition of, the employment of any person. Nothing contained in this Plan gives, or is intended to give, any person the right to be retained in the service of his Employer, or to interfere with the right of his Employer to discharge or otherwise terminate the employment of any person at any time. Participation in this Plan gives no right or claim to any Benefits hereunder beyond those expressly provided herein.



































                                 EXH 10(o) - Page 71

IN WITNESS WHEREOF, Bergen Brunswig Corporation has caused this instrument to be authorized, approved, and executed by its Secretary on this 23rd day of August, 1997.


                                    BERGEN BRUNSWIG CORPORATION


                                    By: /s/ Milan A  Sawdei
                                       -----------------------------
                                            Milan A  Sawdei,
                                            Secretary


                                    ATTEST:


(Corporate Seal)                    By: /s/ Carol Scherman
                                       -----------------------------
                                            Carol Scherman,
                                            Executive Vice President,
                                            Human Resources and
                                            Plan Administrator


                                    By: /s/ Robert E  Martini
                                       -------------------------------
                                            Robert E  Martini,
                                            Chairman of the Board





                                 EXH 10(o) - Page 72